   As filed with the Securities and Exchange Commission on January 25, 1999

                  Investment Company Act File No. 811-________


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM N-2

                        (CHECK APPROPRIATE BOX OR BOXES)

   [ ]       REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
   [ ]            Pre-Effective Amendment No. _______________
   [ ]            Post-Effective Amendment No. ______________

                                     and/or

   [X]    REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
   [ ]            Amendment No. _____

                              ---------------------

                              XANTHUS FUND, L.L.C.
               (Exact name of Registrant as specified in Charter)

                             CIBC Oppenheimer Tower
                           One World Financial Center
                                   31st Floor
                               200 Liberty Street
                            New York, New York 10281
                    (Address of principal executive offices)

       Registrant's Telephone Number, including Area Code: (212) 667-4225

                              ---------------------

                              c/o HOWARD M. SINGER
                                Managing Director
                             CIBC Oppenheimer Corp.
                             CIBC Oppenheimer Tower
                           One World Financial Center
                                   31st Floor
                               200 Liberty Street
                            New York, New York 10281
                     (Name and address of agent for service)

                                    Copy to:
                            KENNETH S. GERSTEIN, ESQ.
                            Schulte Roth & Zabel LLP
                                900 Third Avenue
                            New York, New York 10022

--------------------------------------------------------------------------------

This Registration Statement has been filed by Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended. Interests in the Registrant are not being registered under the Securities Act of 1933, as amended (the "1933 Act"), and will be issued solely in private placement transactions which do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. Investments in Registrant may only be made by individuals or entities which are "accredited investors" within the meaning of Regulation D under the 1933 Act. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any interests in Registrant.

                                    FORM N-2

                              XANTHUS FUND, L.L.C.

                              CROSS REFERENCE SHEET

                             Pursuant to Rule 495(a)


   PART A
ITEM NUMBER                       CAPTION                                    PROSPECTUS CAPTION
-----------                       -------                                    ------------------
     1.           Outside Front Cover                      Outside Front Cover of Confidential Memorandum


     2.           Inside Front and Outside Back Cover      Outside Front Cover of Confidential Memorandum
                  Page

     3.           Fee Table and Synopsis                   Summary of Terms; Fees and Expenses; Capital Accounts
                                                           and Allocations - Incentive Allocation

     4.           Financial Highlights                     Not Applicable

     5.           Plan of Distribution                     Not Applicable

     6.           Selling Shareholders                     Not Applicable

     7.           Use of Proceeds                          Not Applicable

     8.           General Description of the Registrant    Summary of Terms; The Company; Investment Program;
                                                           Types of Investments and Related Risk Factors;
                                                           Additional Risk Factors

     9.           Management                               Summary of Terms; The Company; Board of Managers; The
                                                           Adviser and CIBC Opco; Brokerage; Fees and Expenses;
                                                           Capital Accounts and Allocations - Incentive
                                                           Allocation; Additional Information and Summary of
                                                           Limited Liability Company Agreement - Custodian

   PART A
ITEM NUMBER                       CAPTION                                    PROSPECTUS CAPTION
-----------                       -------                                    ------------------
    10.           Capital Stock, Long-Term Debt, and       Summary of Terms; Voting; Capital Accounts and
                  Other Securities                         Allocations; Subscription for Interests; Tax Aspects;
                                                           Additional Information and Summary of Limited
                                                           Liability Company Agreement

    11.           Defaults and Arrears on Senior           Not Applicable
                  Securities

    12.           Legal Proceedings                        Not Applicable

    13.           Table of Contents of the Statement of    Not Applicable
                  Additional Information


   PART B
ITEM NUMBER                       CAPTION                       STATEMENT OF ADDITIONAL INFORMATION CAPTION
-----------                       -------                       -------------------------------------------
    14.           Cover Page                               Not Applicable

    15.           Table of Contents                        Not Applicable

    16.           General Information and History          Not Applicable

    17.           Investment Objective and Policies        Summary of Terms; Investment Program; Types of
                                                           Investments and Related Risk Factors; Additional Risk
                                                           Factors; Brokerage

    18.           Management                               Summary of Terms; Board of Managers

    19.           Control Persons and Principal Holders    Board of Managers
                  of Securities

   PART B
ITEM NUMBER                       CAPTION                       STATEMENT OF ADDITIONAL INFORMATION CAPTION
-----------                       -------                       -------------------------------------------
    20.           Investment Advisory and Other Services   Summary of Terms; The Adviser and CIBC Opco; Fees and
                                                           Expenses; Capital Accounts and Allocations -
                                                           Incentive Allocations; Additional Information and
                                                           Summary of Limited Liability Company Agreement

    21.           Brokerage Allocation and Other           Conflicts of Interest; Brokerage
                  Practices

    22.           Tax Status                               Summary of Terms; Tax Aspects

    23.           Financial Statements                     As Registrant has no assets, financial statements are
                                                           omitted.

                                                   Copy Number: ________________




                              XANTHUS FUND, L.L.C.




                             CONFIDENTIAL MEMORANDUM
                                 [FEBRUARY] 1999



                        CIBC OPPENHEIMER ADVISERS, L.L.C.
                               INVESTMENT ADVISER



                             CIBC OPPENHEIMER TOWER
                     ONE WORLD FINANCIAL CENTER, 31ST FLOOR
                               200 LIBERTY STREET
                            NEW YORK, NEW YORK 10281
                                 (212) 667-4225

IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY UPON THEIR OWN EXAMINATION OF XANTHUS FUND, L.L.C. AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE LIMITED LIABILITY COMPANY INTERESTS ("INTERESTS") OF XANTHUS FUND, L.L.C. HAVE NOT BEEN REGISTERED WITH OR APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER FEDERAL OR STATE GOVERNMENTAL AGENCY OR REGULATORY AUTHORITY OR ANY NATIONAL SECURITIES EXCHANGE. NO AGENCY, AUTHORITY OR EXCHANGE HAS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS CONFIDENTIAL MEMORANDUM OR THE MERITS OF AN INVESTMENT IN THE INTERESTS OF XANTHUS FUND, L.L.C. OFFERED HEREBY. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TO ALL INVESTORS

            THE INTERESTS ARE NOT INSURED BY THE UNITED STATES FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. THE INTERESTS ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, AND ARE NOT GUARANTEED BY, CANADIAN IMPERIAL BANK OF COMMERCE OR ANY OTHER BANK. THE INTERESTS ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE FULL AMOUNT INVESTED.

            THE INTERESTS OF XANTHUS FUND, L.L.C. WHICH ARE DESCRIBED IN THIS CONFIDENTIAL MEMORANDUM HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY OF THE STATES OF THE UNITED STATES. THE OFFERING CONTEMPLATED BY THIS CONFIDENTIAL MEMORANDUM WILL BE MADE IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, FOR OFFERS AND SALES OF SECURITIES WHICH DO NOT INVOLVE ANY PUBLIC OFFERING, AND ANALOGOUS EXEMPTIONS UNDER STATE SECURITIES LAWS.

            THIS CONFIDENTIAL MEMORANDUM SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF INTERESTS IN XANTHUS FUND, L.L.C. IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE IS NOT AUTHORIZED OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER, SOLICITATION OR SALE. NO PERSON HAS BEEN AUTHORIZED TO MAKE ANY REPRESENTATIONS CONCERNING XANTHUS FUND, L.L.C. THAT ARE INCONSISTENT WITH THOSE CONTAINED IN THIS CONFIDENTIAL MEMORANDUM. PROSPECTIVE INVESTORS SHOULD NOT RELY ON ANY INFORMATION NOT CONTAINED IN THIS CONFIDENTIAL MEMORANDUM OR THE EXHIBITS HERETO.

            THIS CONFIDENTIAL MEMORANDUM IS INTENDED SOLELY FOR THE USE OF THE PERSON TO WHOM IT HAS BEEN DELIVERED FOR THE PURPOSE OF EVALUATING A POSSIBLE INVESTMENT BY THE RECIPIENT IN THE INTERESTS DESCRIBED HEREIN, AND IS NOT TO BE REPRODUCED OR DISTRIBUTED TO ANY OTHER PERSONS (OTHER THAN PROFESSIONAL ADVISERS OF THE PROSPECTIVE INVESTOR RECEIVING THIS DOCUMENT).

            PROSPECTIVE INVESTORS SHOULD NOT CONSTRUE THE CONTENTS OF THIS CONFIDENTIAL MEMORANDUM AS LEGAL, TAX OR FINANCIAL ADVICE. EACH PROSPECTIVE INVESTOR SHOULD CONSULT HIS OR HER OWN PROFESSIONAL ADVISERS AS TO THE LEGAL, TAX, FINANCIAL OR OTHER MATTERS RELEVANT TO THE SUITABILITY OF AN INVESTMENT IN XANTHUS FUND, L.L.C. FOR SUCH INVESTOR.

            THESE SECURITIES ARE SUBJECT TO SUBSTANTIAL RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE LIMITED LIABILITY COMPANY AGREEMENT OF XANTHUS FUND, L.L.C., THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR UP TO TWO (2) YEARS FROM THE DATE THAT A REPURCHASE REQUEST HAS BEEN MADE BY AN INVESTOR.

                           FOR GEORGIA RESIDENTS ONLY

            THESE SECURITIES HAVE BEEN ISSUED OR SOLD IN RELIANCE ON PARAGRAPH
(13) OF CODE SECTION 10-5-9 OF THE GEORGIA SECURITIES ACT OF 1973, AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER SUCH ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION UNDER SUCH ACT.

                                TABLE OF CONTENTS

                                                                            PAGE

SUMMARY OF TERMS...........................................................  iii

THE COMPANY................................................................    1

STRUCTURE..................................................................    1

INVESTMENT PROGRAM.........................................................    2

TYPES OF INVESTMENTS AND RELATED RISK FACTORS..............................    4

ADDITIONAL RISK FACTORS....................................................   17

PERFORMANCE INFORMATION....................................................   18

BOARD OF MANAGERS..........................................................   19

THE ADVISER AND CIBC OPCO..................................................   21

VOTING.....................................................................   24

CONFLICTS OF INTEREST......................................................   24

BROKERAGE..................................................................   27

FEES AND EXPENSES..........................................................   29

CAPITAL ACCOUNTS AND ALLOCATIONS...........................................   31

SUBSCRIPTION FOR INTERESTS.................................................   35

REDEMPTIONS, REPURCHASES OF INTERESTS AND TRANSFERS........................   36

TAX ASPECTS................................................................   40

ERISA CONSIDERATIONS.......................................................   54

ADDITIONAL INFORMATION AND SUMMARY OF LIMITED LIABILITY COMPANY
AGREEMENT..................................................................   56

APPENDIX A - LIMITED LIABILITY COMPANY AGREEMENT...........................  A-1

APPENDIX B-1 - PERFORMANCE INFORMATION FOR U.S. FUND AND
               OFFSHORE FUND...............................................B-1-1

APPENDIX B-2 - PAST PERFORMANCE OF THE PORTFOLIO MANAGER
               RELATED TO PROPRIETARY TRADING LINE.........................B-2-1

                                SUMMARY OF TERMS

         The following summary is qualified entirely by the detailed information appearing elsewhere in this Confidential Memorandum and by the terms and conditions of the Limited Liability Company Agreement of Xanthus Fund, L.L.C. (the "Company Agreement"), each of which should be read carefully and retained by any prospective investor.

The Company                Xanthus Fund, L.L.C. (the "Company") is a newly
                           organized Delaware limited liability company, registered under the Investment Company Act of 1940
                           (the "1940 Act") as a closed-end, non-diversified, management investment company.

                           The Company is a specialized investment vehicle that may be referred to as a registered private investment fund. The Company is similar to an unregistered private investment fund in that (i) the Company's portfolio may be more actively managed than most other investment companies, (ii) interests in the Company will be sold in large minimum denominations in private placements solely to high net worth individual and institutional investors, and thus will be restricted as to transfer, and (iii) the capital accounts of persons who purchase interests in the Company offered hereby ("Members") will be subject to both asset-based charges and performance-based allocations in connection with the Company's activities. Unlike a private investment fund but like other registered investment companies, however, the Company has registered under the 1940 Act to be able to offer its interests without limiting the number of investors that can participate in its investment program.

Investment Program         The Company's objective is to achieve maximum
                           capital appreciation. It pursues this objective by investing in a portfolio consisting primarily of equity securities of technology companies and of companies which derive a major portion of their revenue directly or indirectly from business lines which will benefit from technological events and advances. Technology companies include those companies whose processes, products or services, in the judgment of the investment adviser, are or may be expected to be significantly benefited by scientific developments in the application of technical advances in manufacturing and commerce.
                           Examples of the types of industries in which the Company may invest are: aerospace; electronics;
                           information sciences (including computer hardware and software, and the Internet); life sciences

                           (including pharmacology and biotechnology);
                           networking; semiconductors; and telecommunications (including equipment makers and service providers).

                           The Company will focus on technology companies that its investment adviser believes are well positioned to benefit from accelerating demand for their products. For example, the Company will seek investments in companies that can benefit from trends in various sectors of the technology market such as: deregulation of global telecommunication markets and the associated need for upgrading existing network infrastructure; increased corporate spending on information technology for both hardware and software; the dramatic growth of the Internet and electronic commerce; the use of semiconductor technology in industrial applications that involve extensive computation; pharmaceutical advances resulting from biotechnological innovations; and increasingly complex media applications.

                           The Company's portfolio is expected to include long and short positions primarily in equity securities of U.S. and non-U.S. companies. Equity securities include common and preferred stocks and other securities having equity characteristics, including convertible debt securities, stock options, warrants and rights. The Company may also invest in debt securities, swaps, swaptions, and other derivative instruments such as forward contracts and options on stock indices and structured equity related products. Depending upon market conditions and the availability of suitable investment opportunities, the Company expects to utilize leverage by purchasing securities on margin as part of its investment program. The Company may use all or any of these investment techniques and instruments to pursue its investment objective or for hedging purposes. The use of these investment techniques and instruments involve certain risks. (See "Types of Investments and Related Risk Factors.")

                           Although under normal market conditions, the Company will principally invest its assets in the securities of companies engaged in the technology sector, during periods of adverse market conditions in the technology sector or in the equity securities markets generally, the Company may temporarily invest all or any portion of its assets in equity securities of non-technology related issuers or in high quality fixed-income securities, including money market instruments, or hold its assets as cash.

                           The Company may also invest in money market instruments or hold cash for liquidity purposes.

                           CIBC Oppenheimer Advisers, L.L.C. will serve as the investment adviser of the Company (the "Adviser"). It will rely primarily on investment research and fundamental analysis of company financial data in seeking to identify attractive investment opportunities for the Company. The research process involves company visits, continuous updating of valuation models, review and analysis of published research and discussions with industry sources.

                           The Adviser has chosen Mr. Panayotis ("Takis") Sparaggis as the portfolio manager of the Company. Mr. Sparaggis, an employee of CIBC Oppenheimer Corp. ("CIBC Opco"), also serves as the portfolio manager for two other investment funds: CIBC Oppenheimer Technology Partners, L.L.C. (the "U.S. Fund"), a private investment company organized as a limited liability company under Delaware law for which the Adviser serves as investment adviser, and CIBC Oppenheimer Technology International, Ltd. (the "Offshore Fund"), a company incorporated and governed by the laws of the Cayman Islands for which CIBC Opco serves as investment adviser. Both the U.S. Fund and Offshore Fund have investment programs substantially similar to that of the Company. Additionally, Mr. Sparaggis is a portfolio manager for Oppenheimer's Investment Advisers ("OIA") investment management program, with primary responsibility for the OIA MidCap Managed Account Portfolios (the "MidCap Portfolios").

Risk Factors               The Company's investment program is speculative
                           and entails substantial risks. There can be no assurance that the Company's investment objective will be achieved. In particular, the Company's use of leverage, short sales and derivative transactions and limited diversification can, in certain circumstances, result in significant losses to the Company. Additionally, because the Company will normally invest primarily in the securities of companies engaged in the technology sector, the Company's investments and its performance will be affected by risk factors particular to the technology sector, as well as general market and economic conditions affecting the securities markets generally.

                           Investing in securities of technology companies involves substantial risks. These risks include: the fact that certain companies in the Company's portfolio may have limited operating histories; rapidly changing technologies and products which may quickly become obsolete; cyclical patterns in information technology spending which may result in inventory write-offs, cancellation of orders and operating losses; scarcity of management, engineering and marketing personnel with appropriate technological training; the possibility of lawsuits related to technological patents; changing investors' sentiments and preferences with regard to technology sector investments (which are generally perceived as risky) with their resultant effect on the price of underlying securities; and volatility in the U.S. and non-U.S. stock markets affecting the prices of technology company securities, which may cause the Company's performance to experience substantial volatility.

                           As a non-diversified investment company, there are no percentage limitations on the portion of the Company's assets that may be invested in the securities of any one issuer. The Company generally will not invest more than 15% of the value of its total assets (unleveraged and measured at the time of purchase) in a single company. As a result, its investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broader range of issuers.

                           The Company may invest a significant portion of its assets in the securities of foreign issuers. Investments in foreign securities are affected by risk factors generally not thought to be present in the U.S., including, among other things, increased political, regulatory, contractual and economic risk and exposure to currency fluctuations. Certain other types of investments, such as derivatives and illiquid investments, also involve particular risks as described herein. In addition, the Company's use of leverage and short selling can result in significant losses to the Company's investment portfolio.

                           The Incentive Allocation (defined below) that may be debited to the capital account of each Member and credited to the Special Advisory Account (defined below) of the Adviser may create an incentive for the Adviser to cause the Company to make investments that are riskier or more speculative than would be the case in the absence of the Incentive Allocation. In addition, because the Incentive Allocation is calculated on a basis that includes unrealized appreciation of the Company's assets, the allocation may be greater than if it were based solely on realized gains.

                           There are special tax risks associated with an investment in the Company.

                           The Company is a newly formed entity and has no operating history upon which investors can evaluate its performance. However, personnel of CIBC Opco, which, as a member of the Adviser is responsible for managing the Company's investment portfolio, have substantial experience in managing investments, and private investment companies. In addition, Mr. Sparaggis has experience in managing the U.S. Fund and the Offshore Fund, both of which have investment programs that are substantially similar to that of the Company. (See "Performance Information.")

                           Interests in the Company will not be traded on any securities exchange or other market and are subject to substantial restrictions on transfer. Although the Company may offer to repurchase Interests from time to time, a Member may not be able to liquidate its interest in the Company for up to two years. (See "Types of Investments and Related Risk Factors," "Tax Aspects," and "Redemptions, Repurchases of Interests and Transfers.")

Management                 The Board of Managers of the Company (the "Board
                           of Managers") has overall responsibility for the management and supervision of the operations of the Company. None of the Managers is an "interested person," as defined by the 1940 Act, of CIBC Opco or the Adviser. The initial Managers serving on the Board of Managers have been elected by the organizational Member of the Company (who is not affiliated with CIBC Opco). By signing the Company Agreement, each Member will be deemed to have voted for the election of each of the initial
                           Managers. Any vacancy may be filled by the remaining Managers, or, if required by the 1940
                           Act, by a vote of a plurality of the outstanding voting securities of the Company (other than any such securities held by the Members affiliated with CIBC Opco) at a meeting of the Members at which a quorum of Members is present in person or by proxy. (See "Board of Managers" and "Voting.") The Managers also serve as Individual
                           General Partners of Wynstone Partners, L.P.

                           ("Wynstone"), a Delaware limited partnership registered under the 1940 Act as a closed-end, non-diversified, management investment company for which the Adviser serves as the investment adviser.

Adviser CIBC Oppenheimer Advisers, L.L.C. (the "Adviser"), a Delaware limited liability company, serves as the investment adviser of the Company and will be responsible for managing the Company's investment portfolio pursuant to the terms of an investment advisory agreement with the Company. As noted above, the Adviser has chosen Mr. Panayotis ("Takis") Sparaggis as portfolio manager of the Company. Mr. Sparaggis is an employee of CIBC Opco, which is the managing member and controlling person of the Adviser. The Adviser holds a non-voting Special Advisory Member interest (the "Special Advisory Account") in the Company solely for the purpose of receiving the Incentive Allocation. Affiliates of the Adviser have made a significant investment in the U.S. Fund and in an account managed by Mr. Sparaggis on a pari passu basis with the U.S. Fund and the Offshore Fund. Additionally, at the initial closing the Adviser will make a capital contribution to the Company as a Member in the approximate amount of 1% of the aggregate outstanding capital account balances of all Members. (See "Additional Information and Summary of Limited Liability Company Agreement - Member Interests.")

                           The Company has entered into an investment advisory agreement (the "Investment Advisory Agreement") with the Adviser which is effective for an initial term expiring [ ], 2001, and may be continued in effect from year to year thereafter if the continuance is approved annually by the Board of Managers. The Board of Managers may terminate the Investment Advisory Agreement on 60 days' prior written notice to the Adviser.

                           The Adviser serves as an investment adviser and holds a non-voting Special Advisory Limited Partner interest in Wynstone. The Adviser also has made a capital contribution to Wynstone as a limited partner which currently exceeds 25% of the aggregate outstanding balances of all limited partners of Wynstone. As long as the Adviser holds more than 4.9% of the aggregate outstanding balances of all limited partners of Wynstone, the Adviser may be deemed to "control" Wynstone for purposes of the Bank Holding Company Act of 1956 (the "BHC Act"), to which the Adviser, CIBC Opco and affiliates of CIBC Opco are subject. Because the Managers also serve as Individual General Partners of Wynstone, the Adviser may also be deemed to "control" the Company for purposes of the BHC Act. As a result, certain activities of the Company may be restricted by the BHC Act and rules and regulations thereunder, as described elsewhere in this Confidential Memorandum.

                           CIBC Opco, the managing member of the Adviser, (directly or through affiliates, including the Adviser) provides investment advisory services to registered investment companies, private investment companies and individual client accounts, including the U.S. Fund and the Offshore Fund.

Placement Agent            CIBC Opco acts as the non-exclusive placement
                           agent for the Company, without special
                           compensation from the Company, and will bear its own costs associated with its activities as placement agent. The Board of Managers may terminate CIBC Opco as placement agent upon 30 days' prior written notice. CIBC Opco intends to compensate its account executives for their ongoing servicing of clients with whom it has placed interests in the Company. This compensation will be based upon a formula that takes into account the amount of client assets being serviced as well as the investment results attributable to clients' assets invested in the Company. (See "Conflicts Of Interest - CIBC
                           Opco.")

                           CIBC Opco (subject to the approval of the Board of Managers) may delegate any of its duties, functions or powers as placement agent to unaffiliated third-parties to act as sub-placement agents for the Company. The Company will not bear any costs associated with any such arrangements.

Conflicts of Interest      Certain conflicts of interest may arise from the
                           following: (i) CIBC Opco and its affiliates, including the Adviser, may each engage in investment management activities for their own accounts and the accounts of others in which the Company has no interest and may have actual or potential conflicts of interest with respect to investments made by the Adviser on behalf of the Company; (ii) situations may occur where the Company could be disadvantaged because of the investment activities conducted by CIBC Opco and its affiliates for their own or for their other managed accounts; (iii) the Adviser and any of its affiliates may in the future provide investment advisory services from time to time to other private investment companies, entities or accounts, as well as the U.S. Fund and the Offshore Fund;

                           (iv) from time to time, in the ordinary course of its brokerage, investment or dealer activities, CIBC Opco and its affiliates may trade, position or invest in, for their own account, the same securities as those in which the Company invests; (v) the Portfolio Manager also serves as portfolio manager of the U.S. Fund, the Offshore Fund and the Mid Cap Portfolios;
                           (vi) the Company may be subject to the same restrictions relating to the purchase and sale of securities contained on CIBC Opco's recommended and restricted list as are imposed on CIBC Opco's proprietary accounts; (vii) the investment banking and corporate finance activities of CIBC Opco, Canadian Imperial Bank of Commerce (the parent company of CIBC Opco) or their respective affiliates may restrict the ability of the Company to purchase or sell certain securities; and (viii) the Adviser, CIBC Opco and affiliates of CIBC Opco are subject to regulation under the Bank Holding Company Act and to restrictions imposed by the Board of Governors of the Federal Reserve System on their transactions and relationships with the Company and these restrictions may affect the investments made by the Company. Future activities of CIBC Opco, including its directors, principals, officers and employees, or of its affiliates, may give rise to additional conflicts of interest. (See "Conflicts Of Interest.")

Fees and Expenses          CIBC Opco provides certain administration and
                           investor services to the Company, including, among other things, providing office space and other support services to the Company, maintaining and preserving certain records of the Company, preparing and filing various materials with state and Federal regulators, providing legal and regulatory advice in connection with administrative functions and reviewing and arranging for payment of the Company's expenses.
                           In consideration for these services, the Company will pay CIBC Opco a monthly management fee of 0.08333% (1% on an annualized basis) of the Company's net assets for the month (the "CIBC Opco
                           Fee"). The CIBC Opco Fee will be an expense paid to CIBC Opco out of the Company's assets, and will be reflected in each Member's capital account
                           (including the Adviser's capital account but excluding the Special Advisory Account) as a reduction to net profits or an increase to net losses credited to or debited against each Member's capital account. (See "Capital Accounts and Allocations.").

                           The Company will bear all expenses incurred in the business of the Company, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Company's account; legal fees; accounting fees; costs of insurance; organizational and registration expenses; certain offering expenses; expenses of meetings of the Board of Managers and Members; and fees payable to PFPC Inc. for providing certain administration, accounting and investor services to the Company. (See "Fees and Expenses.") These expenses will not be charged to the Special Advisory Account.


Allocation of Profit and   The net profits or net losses of the Company
Loss                       (including, without limitation, net realized gain or
                           loss and the net change in unrealized appreciation or depreciation of securities positions) will be credited to or debited against the capital accounts of the Members at the end of each fiscal period in accordance with their respective investment percentages for the period. Each Member's investment percentage will be determined by dividing as of the start of a fiscal period the balance of the Member's capital account by the sum of the balances of the capital accounts of all Members. (See "Capital
                           Accounts and Allocations Allocation of Net Profits and Net Losses.")

Incentive Allocation       Generally at the end of each fiscal year, an
                           incentive allocation of 20% of the net profits, if any, that have been credited to the capital account of the Member during the period (an
                           "Incentive Allocation") will be debited from the Member's capital account (including the Adviser's capital account) and credited to the Special
                           Advisory Account. The Incentive Allocation will be charged to a Member only to the extent that cumulative net profits with respect to the Member through the close of any period exceeds the highest level of cumulative net profits with respect to the Member through the close of any prior period. For this purpose, cumulative net profits will be adjusted to reflect any repurchases of a Member's interests in the Company. The Adviser may withdraw any Incentive
                           Allocation credited to its Special Advisory
                           Account by the last business day of the month following the date on which the Incentive
                           Allocation was made.  (See "Capital Accounts and
                           Allocations - Incentive Allocation.")


Subscription for           The minimum initial investment in the Company is
Interests                  $150,000 and the minimum additional investment in the
                           Company is $25,000, subject to the discretion of the Board of Managers to accept initial and additional investments in lesser amounts. For the first nine months from the date that the Company commences operations, the Board of Managers may accept initial and additional subscriptions for interests by eligible investors as of the first day of each month. Thereafter, during any period in which the Adviser is deemed to control the Company for purposes of the BHC Act, the Board of Managers may accept initial and additional subscriptions for interests by eligible investors as of the first day of each calendar quarter. At all other times, the Board of Managers may accept initial and additional subscriptions for interests by eligible investors as of the first day of each month. All subscriptions are subject to the receipt of cleared funds on or before the acceptance date and require the investor to submit a completed subscription document before the acceptance date. The Board of Managers reserves the right to reject any subscription for interests in the Company and may, in its sole discretion, suspend subscriptions for interests at any time. Interests may not be purchased by nonresident aliens, foreign corporations, foreign partnerships, foreign trusts or foreign estates, all as defined in the Internal
                           Revenue Code of 1986, as amended (the "Code"). In addition, because the Company may generate "unrelated business taxable income" with respect to tax-exempt investors, charitable remainder trusts may not want to purchase interests in the Company.

Initial Closing Date       The initial closing date for subscriptions of
                           interests in the Company is [April 1, 1999.] The
                           Company, in its sole discretion, may postpone the closing date for up to 90 days.

Transfer Restrictions      Interests in the Company held by Members may be
                           transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a Member or (ii) under certain limited circumstances, with the written consent of the Management Board (which may be withheld in its sole and absolute discretion and is expected to be granted, if at all, only under extenuating circumstances). The Management Board generally will not consent to a transfer unless the following conditions, among others, are met: (i) the transferring Member has been a Member for at least six months; (ii) the proposed transfer is to be made on the effective date of an offer by the Company to repurchase interests; and (iii) the transfer does not constitute a change in beneficial ownership. The foregoing permitted transferees will not be allowed to become substituted Members without the consent of the Board of Managers, which may be withheld in its sole and absolute discretion. A Member who transfers an interest may be charged reasonable expenses, including attorneys' and accountants' fees, incurred by the Company in connection with the transfer. (See "Redemptions, Repurchases of Interests and Transfers - Transfers of Interests.")



Withdrawals and            No Member will have the right to require the Company
Repurchases of Interests   to redeem its Interest. The Company may from time to
by the Company             time offer to repurchase interests pursuant to
                           written tenders by Members. Repurchases will be made at such times and on such terms as may be determined by the Board of Managers, in its complete and exclusive discretion. In determining whether the Company should repurchase interests or portions thereof from Members pursuant to written tenders, the Board of Managers will consider the recommendation of the Adviser. The Adviser expects that it will recommend to the Board of Managers that the Company offer to repurchase Interests from Members at the end of 1999. Thereafter, the Adviser expects that generally it will recommend to the Board of Managers that the Company offer to repurchase interests from Members twice each year, effective at the end of the second fiscal quarter and again at the end of the year. The Board of Managers will also consider the following factors, among others, in making this determination: (i) whether any Members have requested to tender interests or portions thereof to the Company; (ii) the liquidity of the Company's assets;
                           (iii) the investment plans and working capital requirements of the Company; (iv) the relative economies of scale with respect to the size of the Company; (v) the history of the Company in repurchasing interests or portions thereof; (vi) the economic condition of the securities markets; and
                           (vii) the anticipated tax consequences of any proposed repurchases of interests or portions thereof. (See "Redemptions, Repurchases of Interests and Transfers - No Right of Redemption" and
                           "Repurchases of Interests.")

                           The Company Agreement provides that the Company shall be dissolved if the interest of any Member that has submitted a written request, in accordance with the terms of the Company Agreement, to tender its entire interest for repurchase by the Company has not been repurchased within a period of two years after the request.

Summary of Taxation        Counsel to the Company will render an opinion that
                           the Company will be treated as a partnership and not as an association taxable as a corporation for Federal income tax purposes. Counsel to the Company also will render its opinion that, under a "facts and circumstances" test set forth in regulations adopted by the U.S. Treasury
                           Department, the Company will not be treated as a "publicly traded partnership" taxable as a corporation. Accordingly, the Company should not be subject to Federal income tax, and each Member will be required to report on its own annual tax return such Member's distributive share of the Company's taxable income or loss.

                           If it were determined that the Company should be treated as an association or a publicly traded partnership taxable as a corporation (as a result of a successful challenge to the opinions rendered by counsel to the Company or otherwise), the taxable income of the Company would be subject to corporate income tax and any distributions of profits from the Company would be treated as dividends. (See "Tax Aspects.")

ERISA Plans and Other      Investors subject to  the Employee Retirement Income
Tax-Exempt Entities        Security Act of 1974, as amended ("ERISA"), and other
                           tax-exempt entities (each a "tax-exempt" entity) may purchase interests in the Company with the approval of the Management Board. The Company may utilize leverage in connection with its trading activities.
                           Therefore, a tax-exempt Member may incur income tax liability with respect to its share of the net profits from these leveraged transactions to the extent they are treated as giving rise to "unrelated business taxable income." The Company will provide to tax-exempt Members such accounting information as they require to report their "unrelated business taxable income" for income tax purposes.

                           Investment in the Company by tax-exempt entities requires special consideration. Trustees or administrators of these entities are urged to carefully review the matters discussed in this Confidential Memorandum.

Term The Company's term is perpetual unless the Company is otherwise terminated under the terms of the Company Agreement.

Reports to Members         The Company will furnish to Members as soon as
                           practicable after the end of each taxable year such information as is necessary for them to complete
                           Federal and state income tax or information returns, along with any other tax information required by law.
                           The Company will also send Members an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made. Members also will be sent quarterly reports regarding the Company's operations during each quarter.

Fiscal Year                The 12-month period ending December 31. The first
                           fiscal year of the Company will commence on the date of the initial closing and will end on December 31, 1999.

                                   THE COMPANY

            Xanthus Fund, L.L.C. (the "Company") is registered under the Investment Company Act of 1940 (the "1940 Act") as a non-diversified, closed-end management investment company. The Company was organized as a limited liability company under the laws of Delaware in January, 1999, and has no operating history. The Company's principal office is located at CIBC Oppenheimer Tower, One World Financial Center, 31st Floor, 200 Liberty Street, New York, New York 10281, and its telephone number is (212) 667-4225. CIBC Oppenheimer Advisers, L.L.C. (the "Adviser"), a Delaware limited liability company, serves as the investment adviser to the Company and is responsible for the Company's investment activities pursuant to an investment advisory agreement. Responsibility for the overall management and supervision of the operations of the Company is vested in the individuals who serve as the Board of Managers of the Company (the " Board of Managers ").
(See " Board of Managers.")

                                    STRUCTURE

            The Company is a specialized investment vehicle that combines many of the features of a private investment fund with those of a closed-end investment company. Private investment funds are typically unregistered, commingled asset pools that are often aggressively managed and offered in large minimum denominations (often over $1 million) through private placements to a limited number of high net worth individual and institutional investors. The investment advisers of these funds are typically compensated through asset-based fees and performance-based allocations. Closed-end investment companies typically are 1940 Act registered pools typically organized as corporations or business trusts that usually are managed more conservatively than most private investment funds, subject to relatively modest minimum investment requirements (often less than $2,000) and publicly offered to a broad range of investors. The advisers to these companies are typically compensated through asset-based (but not performance-based) fees.

            The Company is similar to private investment funds in that its investment portfolio may be actively managed and interests in the Company will be sold in comparatively large minimum denominations ($150,000) in private placements solely to high net worth individual and institutional investors, whose capital accounts will be subject to both asset-based fees and performance-based allocations. However, the Company, like other closed-end investment companies, has registered under the 1940 Act to be able to offer its interests without limiting the number of investors that can participate in its investment program. This permits a larger number of investors that have a higher tolerance for investment risk to participate in an aggressive investment program without making the more substantial minimum capital commitment that is required by many private investment funds.

                               INVESTMENT PROGRAM

INVESTMENT OBJECTIVE

            The Company's objective is to achieve maximum capital appreciation. It pursues this objective by actively investing in a portfolio consisting primarily of equity securities of technology companies and of companies which derive a major portion of their revenue directly or indirectly from business lines which benefit from technological events and advances (collectively, "Technology Sector Issuers"). Technology Sector Issuers include those companies whose processes, products or services, in the judgment of the Adviser, are or may be expected to be significantly benefited by scientific developments in the application of technical advances in manufacturing and commerce. Examples of the types of industries in which the Company may invest are: aerospace; electronics; information sciences (including computer hardware and software, and the Internet); life sciences (including pharmacology and biotechnology) networking; semiconductors; and telecommunications (including equipment makers and service providers).

            The Company will focus on Technology Sector Issuers that the Adviser believes will be instrumental in, or will benefit from, accelerating demand for their products. The Company's portfolio of securities in the technology area is expected to include long and short positions primarily in equity securities of U.S. and non-U.S. companies. Equity securities include common and preferred stock and other securities having equity characteristics, including convertible debt securities, stock options, warrants and rights. The Company may also invest in debt securities swaps, swaptions and other derivative instruments such as forward contracts and options on stock indices and structured equity related products. If the Adviser perceives profit opportunities in securities other than common stock (e.g., convertible preferred, fixed income securities), the Company may, over time, more heavily weight its portfolio in favor of such securities. Depending upon market conditions and the availability of suitable investment opportunities, the Company expects to utilize leverage by purchasing securities on margin as part of its investment program. The Company may, but is not required to, use all or any of these investment techniques and instruments to pursue its investment objective or for hedging purposes. The use of these investment techniques and instruments involve certain risks. (See Types of Investments and Related Risk Factors.") The Company will comply with applicable regulatory requirements, including the asset coverage requirements under the 1940 Act, in connection with its use of these techniques and strategies.

INVESTMENT METHODOLOGY

            Under normal market conditions, the Company will principally invest its assets in the securities of U.S. and non-U.S. Technology Sector Issuers. During periods of adverse market conditions in the technology sector or in the equity securities market generally, the Company may deviate from its investment objective and invest all or any portion of the Company's assets in securities of issuers not engaged in the technology sector or in high quality fixed-income securities, including money market instruments, or hold its assets in cash. The Company may also invest in money market instruments or hold cash for liquidity purposes. (See "Types of Investments and related Risk Factors - Temporary Investments.")

            In selecting investments, the Adviser considers industry-wide trends and company-specific factors. Trends in the past have included: deregulation of global telecommunication markets and the associated need for upgrading existing network infrastructure; increased corporate spending on information technology for both hardware and software; the dramatic growth of the Internet and electronic commerce; the use of semiconductor technology in industrial applications that involve extensive computation; pharmaceutical advances resulting from biotechnological innovations; and increasingly complex media applications. Such trends tend to impact particular sectors of the technology market, and, on the long side of the Company's portfolio, investments generally will be in companies that the Adviser believes have or are developing technologies that will have a substantial and prolonged impact on particular business segments of the economy and that are expected to become instrumental in accelerating economic growth in those business segments.

            Company-specific factors are important indicators of a company's ability to compete effectively in rapidly changing technological markets. Factors considered include: investment in research and development at a level that represents a significant portion of the company's sales; a strong and experienced management team; a customer-oriented corporate philosophy; the ability to create an organizational structure that can attract engineering talent and motivate such talent through appropriate incentives; and, where applicable, a demonstrated track record in making acquisitions in emerging technologies that can help a company successfully augment its existing product line and accelerate revenues and earnings.

            In managing the investments of the Company, the Adviser will rely primarily on investment research and fundamental analysis of company financial data in seeking to identify attractive investment opportunities. The research process involves company visits, continuous updating of valuation models, review and analysis of published research and discussions with industry sources.

            Additional information about the types of investments that will be made by the Company, its investment practices and related risk factors is provided below. Except as otherwise indicated, the Company's investment policies and restrictions are not fundamental and may be changed without a vote of Members (the "Members"). (See "Types of Investments and Related Risk Factors - Fundamental Investment Policies.")

            The Company's investment program emphasizes active management of the Company's portfolio. Consequently, the Company's portfolio turnover and brokerage commission expenses may exceed those of other investment entities of comparable size. Additionally, a high portfolio turnover rate may also result in the realization of capital gains, including short-term gains which will be taxable to Members as ordinary income. Nevertheless, the tax implications of the Company's active trading style generally will not be a factor in the management of the Company's portfolio.

            THE COMPANY'S INVESTMENT PROGRAM IS SPECULATIVE AND ENTAILS SUBSTANTIAL RISKS. THERE CAN BE NO ASSURANCE THAT THE COMPANY'S INVESTMENT OBJECTIVE WILL BE ACHIEVED. IN PARTICULAR, THE COMPANY'S USE OF LEVERAGE, SHORT SELLING AND DERIVATIVES TRANSACTIONS, AND ITS LIMITED DIVERSIFICATION CAN, IN CERTAIN CIRCUMSTANCES, RESULT IN SIGNIFICANT LOSSES TO THE COMPANY.

                  TYPES OF INVESTMENTS AND RELATED RISK FACTORS

TECHNOLOGY SECTOR AND SECTOR CONCENTRATION

            Because the Company will principally invest its assets in the securities of companies engaged in the technology sector, the Company's investments and its performance will be affected by risk factors particular to the technology sector, as well as market and economic conditions affecting the securities markets generally. Investing in equity and other securities of Technology Sector Issuers involves substantial risks. These risks include: the fact that certain companies in the Company's portfolio may have limited operating histories; rapidly changing technologies and products which may quickly become obsolete; cyclical patterns in information technology spending which may result in inventory write-offs, cancellation of orders and operating losses; scarcity of management, engineering and marketing personnel with appropriate technological training; the possibility of lawsuits related to technological patents; changing investors' sentiments and preferences with regard to technology sector investments (which are generally perceived as risky) with their resultant effect on the price of underlying securities; and volatility in the stock markets affecting the prices of technology company securities, which may cause the Company's performance to experience substantial volatility.

EQUITY SECURITIES

            A significant portion of the Company's investment portfolio normally will consist of long and short positions in common stocks and other equity securities. The value of the Company's equity securities will vary in response to many factors, including, but not limited to, the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions.

            The Company's investments in equity securities of U.S. companies will include securities that are listed on U.S. securities exchanges as well as unlisted securities that are traded over-the-counter. Equity securities of companies traded over-the-counter may not be traded in the volumes typically found on a national securities exchange. Consequently, the Company may be required to dispose of these securities over a longer (and potentially less favorable) period of time than is required to dispose of the securities of exchange listed companies. There is no minimum required market capitalization of the companies in which the Company may invest. Thus, the Company may invest a portion of its assets in securities of companies having smaller market capitalization. Investments in companies with smaller market capitalizations are generally riskier than investments in larger, well-established companies. Smaller companies often are more recently formed than larger companies and may have limited product lines, distribution channels and financial and managerial resources. There is often less publicly available information about these companies than there is for larger, more established issuers, making it more difficult for the Adviser to analyze the value of the company. The equity securities of smaller companies are often traded over-the-counter or on regional exchanges and those securities may not be traded in the volume typical for securities that are traded on a national securities exchange. Consequently, the Company may be required to sell these securities over a longer period of time (and potentially at less favorable prices) than would be the case for securities of larger companies. In addition, the prices of the securities of smaller companies may be more volatile than those of larger companies.

            COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits, if any, of the entity without preference over any other shareholder or claim of shareholders, after making required payments to holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

            PREFERRED STOCKS. Preferred stock generally has a preference as to dividends and upon the event of liquidation, over an issuer's common stock, but it ranks junior to debt securities in an issuer's capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate, but unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock may also be subject to optional or mandatory redemption provisions.

            CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

            The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

            A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Company is called for redemption, the Company will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Company's ability to achieve its investment objective.

BONDS AND OTHER FIXED-INCOME SECURITIES

            GENERALLY. The Company may invest in bonds and other fixed-income securities. The Adviser (subject to any policies established by the Board of Managers) will invest in these securities when they offer opportunities for capital appreciation and may also invest in these securities for temporary defensive purposes and to maintain liquidity. For these reasons, the Company may, over time, more heavily weight its portfolio in favor of such securities.

            Fixed-income securities include, among other securities: bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("U.S. Government Securities") or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

            The Company may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization ("NRSRO") in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by the Adviser to be of comparable quality. Non-investment grade debt securities (typically called "junk bonds") are securities that have received a rating from a NRSRO of below investment grade or have been given no rating, and are considered by the NRSRO to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

LIMITED DIVERSIFICATION

            The Company is a "non-diversified" investment company. Thus, there are no percentage limitations on the percentage of the Company's assets that may be invested in the securities of any one issuer. Because a relatively high percentage of the Company's assets were to be invested in the securities of a limited number of issuers within the technology sector, the Company's investment portfolio will be more susceptible to any single economic, political or regulatory occurrence than the portfolio of a diversified investment company which does not concentrate its investments in a limited number of issuers in a that particular market sector. However, the Company generally will not invest more than 15% of the value of its total assets (unleveraged and measured at the time of purchase) in a single company. The Adviser believes that this approach helps to reduce risk due to unexpected company- or industry-specific events.

FOREIGN SECURITIES

            The Company may invest a significant portion of the value of its total assets in securities of foreign issuers and in depository receipts, such as American Depository Receipts ("ADRs"), that represent indirect interests in securities of foreign issuers. Foreign securities in which the Company may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets. Investments in foreign securities are affected by risk factors generally not thought to be present in the U.S. These factors include, but are not limited to, the following: varying custody, brokerage and settlement practices; difficulty in pricing; less public information about issuers of foreign securities; less governmental regulation and supervision over the issuance and trading of securities than in the U.S.; the unavailability of financial information regarding the foreign issuer or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation or nationalization; the imposition of withholding and other taxes; adverse political, social or diplomatic developments; limitations on the movement of funds or other assets of the Company between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries. Moreover, governmental issuers of foreign securities may be unwilling to repay principal and interest due, and may require that the conditions for payment be renegotiated. Investment in foreign countries also involves higher brokerage and custodian expenses than does investment in domestic securities.

            Other risks of investing in foreign securities include changes in currency exchange rates (in the case of securities that are not denominated in U.S. dollars) and currency exchange control regulations or other foreign or U.S. laws or restrictions, or devaluations of foreign currencies. A decline in the exchange rate would reduce the value of certain of the Company's foreign currency denominated portfolio securities irrespective of the performance of the underlying investment. In addition, the Company may incur costs in connection with conversion between various currencies. The foregoing risks may be greater in emerging industrialized and less developed countries.

            The Company may enter into forward currency exchange contracts ("forward contracts") for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving the Company's obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by the Company for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when the Company anticipates purchasing or selling a foreign security. This technique would allow the Company to "lock in" the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of the Company's existing holdings of foreign securities. There may be, however, imperfect correlation between the Company's foreign securities holdings and the forward contracts entered into with respect to those holdings. Forward contracts may also be used for non-hedging purposes to pursue the Company's investment objective (subject to any policies established by the Board of Managers), such as when the Adviser anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Company's investment portfolio. There is no requirement that the Company hedge all or any portion of its exposure to foreign currency risks.

LEVERAGE

            The Company may make margin purchases of securities and, in that regard, borrow money from brokers and banks for investment purposes. This practice, which is known as "leverage," is speculative and involves certain risks. The Company may also borrow money for temporary or emergency purposes or in connection with the repurchase of interests in the Company.

            Trading equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security's value with respect to transactions in U.S. markets and varying (typically lower) percentages with respect to transactions in foreign markets. Borrowings to purchase equity securities typically will be secured by the pledge of those securities. The financing of securities purchases may also be effected through reverse repurchase agreements with banks, brokers and other financial institutions. This involves the transfer by the Company of the underlying security to a counterparty in exchange for cash proceeds based on a percentage (which can be as high as 95% to 100%) of the value of the debt instrument.

            Although leverage will increase investment return if the Company earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment return if the Company fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will therefore magnify the volatility of the value of the Company's investment portfolio. In the event that the Company's equity or debt instruments decline in value, the Company could be subject to a "margin call" or "collateral call," pursuant to which the Company must either deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden, precipitous drop in value of the Company's assets, the Company might not be able to liquidate assets quickly enough to pay off its borrowing. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased. The Company also may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

            The 1940 Act requires the Company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the Company incurs the indebtedness (the "Asset Coverage Requirement"). This means that the value of the Company's total indebtedness may not exceed one-third the value of its total assets (including such indebtedness), measured at the time the Company incurs the indebtedness. The staff of the SEC's Division of Investment Management (the "SEC Staff") takes the position that short sales of securities, reverse repurchase agreements, use of margin, sales of put and call options on specific securities or indices, investments in certain other types of instruments (including certain derivatives such as swap agreements), and the purchase and sale of securities on a when-issued or forward commitment basis, may be deemed to constitute indebtedness subject to the Asset Coverage Requirement.

            The SEC Staff has stated, however, that it will not deem a portfolio position involving such instruments to be subject to the Asset Coverage Requirement if an investment company "covers" its position by segregating liquid securities on its books or in an account with its custodian in amounts sufficient to offset the liability associated with the position. Generally, in conjunction with portfolio positions that are deemed to constitute senior securities, the Company must: (1) observe the Asset Coverage Requirement; (2) maintain daily a segregated account in cash or liquid securities at such a level that the amount segregated plus any amounts pledged to a broker as collateral will equal the current value of the position; or (3) otherwise cover the portfolio position with offsetting portfolio securities. Segregation of assets or covering portfolio positions with offsetting portfolio securities may limit the Company's ability to otherwise invest those assets or dispose of those securities.

            In order to obtain "leveraged" market exposure in certain investments and to increase the overall return to the Company of various investments, the Company may purchase options and other synthetic instruments that do not constitute "indebtedness" for purposes of the Asset Coverage Requirement. These instruments may nevertheless involve significant economic leverage and therefore may, in some cases, involve significant risks of loss.

SHORT SALES

            The Company may attempt to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Adviser (subject to any policies established by the Board of Managers) believes possess volatility characteristics similar to those being hedged. In addition, the Company may use short sales for non-hedging purposes to pursue its investment objective. For example, the Company may "short" a security of a company if, in the Adviser's view, the security is over-valued in relation to the issuer's prospects for earnings growth.

            To effect a short sale, the Company will borrow a security from a brokerage firm to make delivery to the buyer. The Company is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, the Company is required to pay to the brokerage firm any accrued interest or dividend and may be required to pay a premium.

            The Company will realize a gain if the borrowed security declines in price between the date of the short sale and the date on which the Company replaces the security. The Company will incur a loss if the price of the borrowed security increases between those dates. This loss can increase rapidly and without effective limit. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Company may be required to pay in connection with a short sale. There is a risk that the borrowed securities would need to be returned to the brokerage firm on short notice. If a request for return of securities occurs at a time when other short sellers of the subject security are receiving similar requests, a "short squeeze" can occur, wherein the Company might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short with purchases on the open market, possibly at prices significantly in excess of the price at which the securities were sold short. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. Short selling may exaggerate the volatility of the Company's investment portfolio. Short selling may also produce higher than normal portfolio turnover and may result in increased transaction costs to the Company.

            The Company may also make short sales against-the-box, in which it sells short securities it owns or has the right to obtain without payment of additional consideration. If the Company makes a short sale against-the-box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into those securities) and will be required to hold those securities while the short sale is outstanding. The Company will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box.

REVERSE REPURCHASE AGREEMENTS

            Reverse repurchase agreements involve the Company's sale of a security to a bank or securities dealer and the Company's simultaneous agreement to repurchase that security for a fixed price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Company. Reverse repurchase transactions are a form of leverage which may also increase the volatility of the Company's investment portfolio. The Company has adopted procedures designed to minimize certain of the risks of loss associated with reverse repurchase transactions.

SPECIAL INVESTMENT INSTRUMENTS AND TECHNIQUES

            The Company may utilize a variety of special investment instruments and techniques (described below) to hedge its investment portfolio against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue the Company's investment objective. These strategies may be executed through derivative transactions. The instruments the Company may use and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur. Certain of the special investment instruments and techniques that the Company may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions to pursue the Company's investment objective. In addition, there is no requirement that the Company hedge its portfolio or any of its investment positions.

            CALL AND PUT OPTIONS ON INDIVIDUAL SECURITIES. The Company may purchase call and put options in respect of specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue its investment objective. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option.

            A covered call option written by the Company is a call option with respect to which the Company owns the underlying security. The sale of such an option exposes the Company during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option written by the Company is a put option with respect to which cash or liquid securities have been placed in a segregated account on the Company's books or with the Company's custodian to fulfill the obligation undertaken. The sale of such an option exposes the Company during the term of the option to a decline in price of the underlying security while depriving the Company of the opportunity to invest the segregated assets.

            The Company may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Company will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Company would ordinarily make a similar "closing sale transaction," which involves liquidating the Company's position by selling the option previously purchased, although the Company would be entitled to exercise the option should it deem it advantageous to do so. The Company may also invest in so-called "synthetic" options or other derivative instruments written by broker-dealers.

            Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Company bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. These options may also be illiquid and, in such cases, the Company may have difficulty closing out its position. Over-the-counter options purchased and sold by the Company may also include options on baskets of specific securities.

            WARRANTS AND RIGHTS. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the value of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

            CALL AND PUT OPTIONS ON SECURITIES INDICES. The Company may purchase and sell call and put options on stock indices (such as the Morgan Stanley High Tech Index or the Standard & Poor's 100 Index) listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue its investment objective. A stock index fluctuates with changes in the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options for hedging purposes will depend upon the extent to which price movements in the Company's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Company will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Company of options on stock indexes will be subject to the Adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

LENDING PORTFOLIO SECURITIES

            The Company may lend its portfolio securities to domestic and foreign brokers, dealers and financial institutions. These loans will be secured by collateral (consisting of cash, U.S. Government Securities or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. The Company may at any time call the loan and obtain the return of the securities loaned. The Company will be entitled to payments equal to the interest and dividends on the loaned security and may receive a premium for lending the securities. Lending portfolio securities may result in income to the Company, but there may be delays in the recovery of the loaned securities or a loss of rights in the collateral supplied should the borrower fail financially. Securities lending involves a form of leverage, and the Company may incur a loss if securities purchased with the collateral from securities loans decline in value.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

            The Company may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by the Company to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Company. When-issued securities and forward commitments may be sold prior to the settlement date. If the Company disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. These transactions will be subject to the Company's limitation on indebtedness unless, at the time the Company enters into such a transaction, a segregated account consisting of cash, U.S. Government Securities or liquid securities equal to the value of the when-issued or forward commitment securities is established and maintained. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by the Company on a forward basis will not honor its purchase obligation. In such cases, the Company may incur a loss.

RESTRICTED AND ILLIQUID INVESTMENTS

            Although the Company will invest primarily in publicly traded securities, it may invest a portion of the value of its total assets in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933 ("1933 Act") or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional markets for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act, which is designed to further facilitate efficient trading among qualified institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. The Company will be eligible to purchase securities in Rule 144A transactions if and when it and all other registered investment companies for which the Adviser serves as an investment adviser own, in the aggregate, at least $100 million of securities of unaffiliated issuers. To the extent privately placed securities held by the Company qualify under Rule 144A, and an institutional market develops for those securities, the Company likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could have the effect of increasing the level of the Company's illiquidity. The Company may adopt procedures under which certain Rule 144A securities will not be deemed to be illiquid, if certain criteria are satisfied with respect to those securities and the market therefor. Foreign securities that can be freely sold in the markets in which they are principally traded are not considered by the Company to be restricted. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States. Repurchase agreements with maturities of more than seven days will be treated as illiquid.

            Where registration is required to sell a security, the Company may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Company may be permitted to sell a security under an effective registration statement. If, during such period, adverse market conditions were to develop, the Company might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Board of Managers.

            Restricted securities and other illiquid investments involve the risk that the securities will not be able to be sold at the time desired by the Adviser or at prices approximating the value at which the Company is carrying the securities. As a result, in determining the proportion of the value of its total assets that will be invested in restricted and other illiquid investments, the Company will consider the need to maintain an adequate level of liquidity in its portfolio in order to fund the repurchase of interests from Members without unnecessarily adversely impacting the value of the Company's portfolio. (See "Redemptions, Repurchases of Interests and Transfers - Repurchases of Interests.") It is not expected that the Company will invest all or a substantial portion of the value of its total assets in such restricted or other illiquid investments.

TEMPORARY INVESTMENTS

            For defensive purposes, the Company may temporarily invest all or a substantial portion of its assets in high quality fixed-income securities and money market instruments, or may temporarily hold cash or cash equivalents in such amounts as the Adviser deems appropriate under the circumstances. Securities will be deemed to be of high quality if they are rated in the top four categories by an NRSRO or, if unrated, are determined to be of comparable quality by the Adviser. Money market instruments are high quality, short-term fixed-income obligations (which generally have remaining maturities of one year or less), and may include: U.S. Government Securities; commercial paper; certificates of deposit and banker's acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation; and repurchase agreements for U.S. Government Securities. In lieu of purchasing money market instruments, the Company may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act.

            For non-defensive purposes, the Company may also invest in money market instruments or purchase shares of money market mutual funds pending investment of its assets in equity securities or non-money market fixed-income securities, or to maintain such liquidity as may be necessary to effect repurchases of interests from Members or for other purposes.

            Repurchase agreements are agreements under which the Company purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Company at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent, the Company's right to dispose of the securities may be restricted, or the value of the securities may decline before the Company is able to dispose of them. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Company may encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. If the seller defaults, the value of the securities may decline before the Company is able to dispose of them. If the Company enters into a repurchase agreement that is subject to foreign law and the other party defaults, the Company may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and may suffer delays and losses in disposing of the collateral as a result. The Company has adopted procedures designed to minimize certain of the risks of loss from the Company's repurchase agreement transactions.

INVESTMENT POLICIES AND RESTRICTIONS

            The Company has adopted the following six fundamental investment restrictions, which cannot be changed without the vote of a majority of the Company's outstanding voting securities (as defined by the 1940 Act):

            (1) The Company will not invest 25% or more of the value of its total assets in the securities (other than U.S. Government Securities) of issuers engaged in any single industry, including any industry within the technology sector.

            (2) The Company will not issue senior securities representing stock, but may borrow money from banks, brokers and other lenders, and may engage in transactions involving the issuance by the Company of "senior securities" representing indebtedness, to the extent permitted by the 1940 Act.

            (3) The Company will not underwrite securities of other issuers, except insofar as the Company may be deemed an underwriter under the 1933 Act in connection with the disposition of its portfolio securities.

            (4) The Company will not make loans of money or securities to other persons, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Company's investment policies.

            (5) The Company will not purchase or sell commodities or commodity contracts, but the Company may purchase and sell foreign currency and enter into foreign currency forward contracts, and may engage in other transactions in financial instruments, in each case to the extent permitted under the Company's investment policies as in effect from time to time.

            (6) The Company will not purchase, hold or deal in real estate, but may invest in securities that are secured by real estate or that are issued by companies that invest or deal in real estate.

            The investment objective of the Company is also fundamental and may not be changed without a vote of a majority of the Company's outstanding voting securities.

            Under the 1940 Act, the vote of a majority of the outstanding voting securities of an investment company, such as the Company, means the vote, at an annual or a special meeting of the security holders of the company duly called,
(A) of 67 percent or more of the voting securities present at the meeting, if the holders of more than 50 percent of the outstanding voting securities of the company are present or represented by proxy; or (B) of more than 50 percent of the outstanding voting securities of the company, whichever is less.

            With respect to these investment restrictions, and other policies described in this Confidential Memorandum, if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Company's total assets, unless otherwise stated, will not constitute a violation of the restriction or policy. In addition to the restrictions contained in the fundamental investment policies stated above, the Company is subject to certain restrictions imposed by the 1940 Act on registered investment companies, including restrictions with respect to its investment in the securities of other investment companies, insurance companies and companies engaged in certain securities related businesses.

            The Bank Holding Company Act of 1956 (the "BHC Act"), together with the rules and regulations of the Board of Governors of the Federal Reserve (the "Federal Reserve"), impose certain restrictions on the ability of bank holding companies and their subsidiaries to own equity securities of certain issuers. Canadian Imperial Bank of Commerce ("CIBC"), the parent company of CIBC Opco, the managing member of the Adviser, is subject to the BHC Act and those rules and regulations. CIBC may also be deemed to "control" the Company for purposes of the BHC Act as a result of : (i) the Adviser holding more than 4.9% of the aggregate outstanding capital account balances of all limited partners of Wynstone Partners, L.P. ("Wynstone"), a Delaware limited partnership registered under the 1940 Act as a non-diversified, closed-end management company for which the Adviser serves as the investment adviser; and (ii) the Individual General Partners of Wynstone serving as the Managers of the Company. Therefore, the Company may also be subject to these restrictions.

            In particular, CIBC generally may not own or control, directly or indirectly, more than 5% of the outstanding shares of any class of voting securities or more than 25% of the outstanding equity (including subordinated debt) of a non-banking company with business activities in the United States, or, without the approval of the Federal Reserve and other appropriate regulatory agencies, more than 5% of the outstanding shares of any class of voting securities or more than 25% of the outstanding equity (including subordinated debt) of any issuer that is a bank, bank holding company, thrift or thrift holding company (the "Equity Limit"). Because CIBC may be deemed to control the Company within the meaning of the BHC Act, the Company's holdings of all such securities will be aggregated with those of CIBC and its subsidiaries (including CIBC Opco) for purposes of calculating the Equity Limit. Consequently, the Company generally will be unable to purchase equity securities that, when taken together with the equity securities of an issuer owned or controlled by CIBC and its subsidiaries, would cause the Equity Limit to be exceeded. In addition, CIBC and its subsidiaries generally will be precluded under the BHC Act from exerting a "controlling influence over the management or policies" of a company with business activities in the United States. Consequently, activities in relation to companies in which the Company may invest will need to be conducted so as not to result in a determination of "control" within the meaning of the BHC Act.

            The Adviser does not expect that the restrictions imposed by the BHC Act will adversely impact the investment operations of the Company.

            The Adviser will not cause the Company to make loans to or receive loans from the Adviser or its affiliates, except to the extent permitted by the 1940 Act or as otherwise permitted by applicable law. The Company may effect brokerage transactions through the affiliates of the Adviser, subject to compliance with the 1940 Act. (See "Conflicts Of Interest - CIBC Opco," and "Brokerage.")

                           ADDITIONAL RISK FACTORS

INCENTIVE ALLOCATION

            The special allocation of 20% of net profits to the Special Advisory Account (defined below) of the Adviser may create an incentive for the Adviser to cause the Company to make investments that are riskier or more speculative than would be the case in the absence of the Incentive Allocation. In addition, because the allocation is calculated on a basis that includes unrealized appreciation of the Company's assets, the Incentive Allocation may be greater than if it were based solely on realized gains. (See "Capital Accounts and Allocations - Incentive Allocation.")

LACK OF OPERATING HISTORY

            The Company is a newly formed entity and has no operating history upon which investors can evaluate the performance of the Company. However, as discussed below, personnel of CIBC Opco, which, as a member of the Adviser is responsible for managing the Company's investment portfolio, have substantial experience in managing investment portfolios and private investment funds. In addition, Mr. Panayotis ("Takis") Sparaggis, the portfolio manager of the Company, has experience in managing: (i) CIBC Oppenheimer Technology Partners, L.L.C. (the "U.S. Fund"), a private investment company organized as a limited liability company under Delaware law; (ii) CIBC Oppenheimer Technology International, Ltd. (the "Offshore Fund"), a company incorporated under and governed by the laws of the Cayman Islands; and (iii) a proprietary trading line established by Oppenheimer & Co., Inc. ("Opco"), each of which has an investment program substantially similar to that of the Company (See

"Performance Information," "The Adviser and CIBC Opco" and "Conflicts of Interest - Participation in Investment Opportunities.")

LIQUIDITY RISKS

            Interests in the Company will not be traded on any securities exchange or other market and are subject to substantial restrictions on transfer. Although the Company may offer to repurchase Interests from time to time, a Member may not be able to liquidate its interest in the Company for up to two years. The Adviser expects that it will recommend to the Board of Managers that the Company offer to repurchase interests from Members at the end of 1999, and, for each year thereafter, twice each year, effective at the end of the second fiscal quarter and again at the end of the year. (See "Redemptions, Repurchases of Interests and Transfers.")

DISTRIBUTIONS TO MEMBERS AND PAYMENT OF TAX LIABILITY

            The Company does not intend to make periodic distributions of its net income or gains, if any, to Members. Whether or not distributions are made, Members will be required each year to pay applicable Federal and state income taxes on their respective shares of the Company's taxable income, and will have to pay applicable taxes from other sources. The amount and times of any distributions will be determined in the sole discretion of the Board of Managers.

                           PERFORMANCE INFORMATION

            Appendix B-1 contains performance information for the U.S. Fund and the Offshore Fund, both of which are managed by the Portfolio Manager in accordance with investment objectives and policies substantially similar to the Company's investment objectives and policies. The future performance of the U.S. Fund and the Offshore Fund may vary from the future performance of the Company. (See "Conflicts of Interest - Participation in Investment Opportunities.") Appendix B-1 also contains the combined cumulative return of the U.S. Fund and the Trading Line (defined below) and of the Offshore Fund and the Trading Line (defined below).

            Appendix B-2 contains performance information for a $1,000,000 proprietary trading line at Opco (the "Trading Line") that was managed by the Portfolio Manager from July 1, 1996 through January 2, 1998, utilizing an investment program that is substantially similar to the Company's investment program. The Trading Line did not incur certain of the fees and expenses that will be incurred by the Company, did not reinvest realized gains, and had its capital level reset at a predetermined level (which necessitated certain investment decisions that might not otherwise have been required). For these reasons, the performance results of the Trading Line may be different from those that would have been achieved by the Company during the same period.

            PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

                              BOARD OF MANAGERS

            The Board of Managers has overall responsibility for the overall management and supervision of the operations of the Company and have approved the Company's investment program. The Board of Managers exercises the same powers, authority and responsibilities on behalf of the Company as are customarily exercised by the board of directors of a registered investment company organized as a corporation, and it has complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Company's business. None of the Managers is (or will be) an "interested person" (as defined in the 1940 Act) of the Company. Managers will not contribute to the capital of the Company in their capacity as Managers, but may subscribe for interests in the Company, subject to the eligibility requirements described in this Confidential Memorandum.

            The identity of the Board of Managers, and brief biographical information regarding each Manager, is set forth below.

NAME AND AGE               PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

Jesse H. Ausubel, 47       Director, Program for the Human Environment and
                           Senior Research Associate, The Rockefeller University
                           (1993 to present); Program Director, Alfred P. Sloan
                           Foundation (1994 to present); Adjunct Scientist,
                           Woods Hole Oceanographic Institution (1995 to present). Mr. Ausubel also is an Individual General
                           Partner of Wynstone Partners, L.P., for which the Adviser serves as investment adviser.

Paul Belica, 77            Advisor, Salomon Smith Barney (1988 to present);
                           Director, Deck House Inc. (1970 to present);
                           Director, Central European Value Fund (1994 to present); Director, Surety Loan Funding Corporation
                           (1998 to present). Mr. Belica also is an Individual
                           General Partner of Wynstone Partners, L.P., for which the Adviser serves as investment adviser.

NAME AND AGE               PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

Charles Barber, 81         Consultant; Former Chairman of the Board, ASARCO
                           Incorporated; Director, Global Partners Income Fund
                           Inc., The Emerging Markets Income Fund Inc., The
                           Emerging Markets Income Fund II Inc., The Emerging
                           Markets Floating Rate Fund Inc., Salomon Brothers
                           High Income Fund Inc., Municipal Partners Fund Inc.,
                           Municipal Partners Fund II Inc., The Salomon Brothers
                           Fund Inc., The Salomon Brothers Series Fund Inc.,
                           Salomon Brothers Institutional Series Fund Inc.,
                           Salomon Brothers Capital Fund Inc., Salomon Brothers
                           Investors Fund Inc., Salomon Brothers 2008 Worldwide
                           Dollar Government Term Trust and Salomon Brothers
                           Worldwide Income Fund Inc. Mr. Barber also is an
                           Individual General Partner of Wynstone Partners,
                           L.P., for which the Adviser serves as the investment adviser, and is a Director of the India Fund, Inc.
                           and the Asia Tigers Fund, Inc., for which affiliates of the Adviser serve as investment adviser.


            Each of the Managers was elected to the Board of Managers by the organizational Member of the Company (who is not affiliated with CIBC Opco). By signing the limited liability company agreement (the "Company Agreement") of the Company, each Member will be deemed to have voted for the election of each of the Managers.

            The Managers serve on the Board of Managers for terms of indefinite duration. A Manager's position in that capacity will terminate if the Manager is removed, resigns or is subject to various disabling events such as death, incapacity or bankruptcy. A Manager may resign, subject to giving 90 days' prior written notice to the other Managers if such resignation is likely to affect adversely the tax status of the Company, and may be removed either by vote of two-thirds (2/3) of the Managers serving on the Board of Managers not subject to the removal vote or by a vote of Members holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Members. In the event of any vacancy in the position of a Manager, the remaining Managers serving on the Board of Managers may appoint an individual to serve as a Manager on the Board of Managers, so long as immediately after the appointment at least two-thirds (2/3) of the Managers then serving on the Board of Managers would have been elected by the Members. The Board of Managers may call a meeting of Members to fill any vacancy in the position of a Manager, and must do so within 60 days after any date on which Managers who were elected by the Members cease to constitute a majority of the Board of Managers then serving. Any Manager appointed in the future will not be affiliated with CIBC Opco.

                  The Managers currently are each paid an annual retainer of $5,000 and per meeting fees of $700 (or $100 in the case of telephonic meetings) by the Company. All Managers are reimbursed by the Company for their reasonable out-of-pocket expenses. It is estimated that the aggregate annual compensation paid by the Company to each Manager will be approximately $6,300 during 1999, and that the aggregate compensation paid by all other registered investment companies for which the Adviser or an affiliate of the Adviser serves as the investment adviser will be approximately $7,800, $7,800 and $23,400 during 1999 for Mr. Ausubel, Mr. Belica and Mr. Barber, respectively. For 1998, the aggregate annual compensation paid by all other registered investment companies for which the Adviser or an affiliate of the Adviser serves as the investment adviser to Mr. Ausubel, Mr. Belica and Mr. Barber was $2,500, $2,500 and $18,600, respectively. The Managers do not receive any pension or retirement benefits from the Company.

                            THE ADVISER AND CIBC OPCO

                  The Adviser serves as the Company's investment adviser and has been given the responsibility to manage the investment portfolio of the Company, subject to the ultimate supervision of and subject to any policies established by the Board of Managers, pursuant to the terms of an investment advisory agreement entered into between the Company and the Adviser dated as of ______________, 1999 (the "Investment Advisory Agreement").

                  The Adviser was formed as a Delaware limited liability company in October, 1997 and is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"). The offices of the Adviser are located at CIBC Oppenheimer Tower, One World Financial Center, 31st Floor, 200 Liberty Street, New York, New York 10281, and its telephone number is (212) 667-4225.

                  The Adviser serves or will serve as an investment adviser and/or general partner of other registered and private investment companies. The Adviser serves as an investment adviser and holds a non-voting Special Advisory Limited Partner interest in Wynstone. The Adviser also has made a capital contribution to Wynstone as a limited partner which currently exceeds 25% of aggregate outstanding balances of all limited partners of Wynstone. As long as the Adviser holds more than 4.9% of the aggregate outstanding balances of all limited partners of Wynstone, the Adviser may be deemed to "control" Wynstone for purposes of the BHC Act, to which the Adviser, CIBC Opco and affiliates of CIBC Opco are subject. Because the Managers also serve as Individual General Partners of Wynstone, the Adviser may also be deemed to "control" the Company for purposes of the BHC Act. As a result, certain activities of the Company may be restricted by the BHC Act and rules and regulations thereunder, as described elsewhere in this Confidential Memorandum.

                  The Adviser has chosen Mr. Sparaggis to serve as portfolio manager of the Company. Mr. Sparaggis, who joined Oppenheimer & Co., Inc. ("Opco") in May 1995, is an Executive Director of CIBC Opco, a registered investment adviser. Since January 1, 1996, he has been a Senior Portfolio Manager for Oppenheimer Investment Advisers ("OIA") investment management program, responsible for OIA's MidCap Managed Account Portfolios (the "MidCap Portfolios"), which have approximately $100 million of assets under management. Mr.

Sparaggis will continue to be part of OIA while managing the Company. OIA offers a variety of investment products and services to high net worth individuals and institutional clients and has approximately $1.1 billion of assets under management. From 1993 until joining Opco, Mr. Sparaggis was with Credit Suisse First Boston Investment Management and was responsible for security analysis and portfolio management for domestic investments, including proprietary trading on long-short equities and convertible arbitrage.

                  Mr. Sparaggis, who is 32, received a Ph.D. in Electrical and Computer Engineering and a Masters in Business Administration simultaneously from the University of Massachusetts in 1993. He was an IBM Fellow in physical sciences in 1992 and 1993. He received a Masters in Electrical and Computer Engineering from the University of Massachusetts in 1990 and a Bachelor of Science degree in Electrical Engineering and Computer Science from the National Technical University of Athens in 1988.

                  Mr. Sparaggis also serves as portfolio manager for the U.S. Fund and the Offshore Fund, each of which has a substantially similar investment objective and investment program as, and will invest to the extent practicable on a pari passu basis with, the Company. In addition to acting as portfolio manager for the U.S. Fund, the Offshore Fund and the MidCap Portfolios, Mr. Sparaggis is, and may become, involved with other investment opportunities sponsored by CIBC Opco, including the management of one or more proprietary accounts.

                  CIBC Opco is the managing member of (and therefore controls) the Adviser and oversees the Adviser's provision of investment advisory services to the Company. The interest of CIBC Opco in the Adviser as it relates to the Adviser's business of providing services to the Company, is represented by a separate series of interests in the Adviser relating specifically to that business. Pursuant to applicable law, the debts, liabilities and obligations of the Adviser related to that series of interests are enforceable against the assets of that series only, and not against the assets of any other series or of the Adviser generally. Similarly, the debts, liabilities and obligations of the Adviser relating to any other series of interests are not enforceable against the assets of the series relating to the Company. Other series of interests in the Adviser represent interests in other business activities of the Adviser, including its business of managing the U.S. Fund.

                  CIBC Opco is a member of the New York Stock Exchange and other principal securities exchanges. As a registered broker-dealer, CIBC Opco is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports with the Securities and Exchange Commission (the "SEC"). Such reports filed by CIBC Opco with the SEC will be made available to any prospective investor upon request. Canadian Imperial Bank of Commerce ("CIBC"), the parent company of CIBC Opco, and its affiliates, including CIBC Opco, are subject to the BHC Act and the rules and regulations of the Board of Governors of the Federal Reserve. CIBC Opco is registered as an investment adviser with the SEC pursuant to the Advisers Act.

                  CIBC Opco is the U.S. corporate, investment, institutional and private client banking arm of CIBC, which currently is the second-largest bank in Canada, with assets of approximately U.S. $182 billion and a market capitalization of U.S. $12 billion as of October 31, 1998. Although CIBC has conducted business in the United States for over a century, the CIBC Opco name was adopted in November, 1997 when CIBC Wood Gundy Securities Corp. acquired Opco, one of the largest privately owned, full-service securities firms in the U.S. At the time of the acquisition, the combined company was renamed "CIBC Oppenheimer Corp." Known globally under the marketing name CIBC World Markets, this worldwide business offers a complete range of investment and corporate banking, capital markets, asset management and brokerage activities. There are approximately 4,500 employees in the United States and 9,000 worldwide.

                  Pursuant to the Investment Advisory Agreement, the Adviser is responsible, subject to the supervision of the Board of Managers, for the management of the Company's investment portfolio in accordance with the investment objective and policies of the Company. The Adviser formulates a continuing investment program for the Company. It makes all decisions regarding investments to be purchased or sold for the Company (subject to the supervision of the Board of Managers) and places all orders for the purchase and sale of investments.

                  The Investment Advisory Agreement was approved by the Board of Managers (each of whom is an individual who is not an "interested person," as defined by the 1940 Act, of the Company), at a meeting held in person on _____________ 1999, and was also approved on such date by Jesse H. Ausubel, the then sole Member of the Company. The Investment Advisory Agreement is terminable without penalty, on 60 days' prior written notice: by the Board of Managers; by vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Company; or by the Adviser. The initial term of the Investment Advisory Agreement expires on [ ], 2001. However, the agreement may be continued in effect from year to year thereafter if such continuance is approved annually by either the Board of Managers or the vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Company; provided that in either event the continuance is also approved by a majority of the Managers who are not "interested persons" of the Company or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement also provides that it will terminate automatically in the event of its "assignment," as defined by the 1940 Act and the rules thereunder.

                  The Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Company, the Adviser and any member, director, officer or employee thereof, or any of their affiliates, executors, heirs, assigns, successors or other legal representative, will not be liable to the Company for any error of judgment, for any mistake of law or for any act or omission by such person in connection with the performance of services to the Company. The Investment Advisory Agreement also provides for indemnification, to the fullest extent permitted by law, by the Company of the Adviser, or any member, director, officer or employee thereof, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which such person may be liable which arise in connection with the performance of services to the Company, provided that the liability or expense is not incurred by reason of the person's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Company.

                  The Investment Advisory Agreement provides that in consideration of the services provided by the Adviser, the Adviser shall be entitled to be the Special Advisory Member of the Company. In such capacity, the Adviser is entitled to receive the Incentive Allocation. (See "Capital Accounts and Allocations - Incentive Allocation.") The Incentive Allocation between the Company and the Adviser was also initially approved by the Board of Managers, and by vote of Jesse H. Ausubel, as the then sole Member of the Company, on _____________,1999.

                                     VOTING

                  Each Member will have the right to cast a number of votes based on the value of the Member's respective capital account at any meeting of Members called by the Board of Managers or by Members holding 25% or more of the total number of votes eligible to be cast. Members will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would normally be entitled to vote, including election of Managers to the Board of Managers, approval of the agreement with the investment adviser of the Company, and approval of the Company's auditors, and on certain other matters. Except for the exercise of their voting privileges, Members in their capacity as such will not be entitled to participate in the management or control of the Company's business, and may not act for or bind the Company. The Interest of the Special Advisory Member is non-voting.

                              CONFLICTS OF INTEREST

CIBC OPCO

                  In addition to serving as the managing member of the Adviser, CIBC Opco (directly or through its affiliates, including the Adviser) carries on substantial investment activities for its own account and for other registered investment companies, private investment funds, institutions and individual clients (collectively, "CIBC Opco Clients"). The Company has no interest in these activities. As a result of the foregoing, CIBC Opco and its officers or employees who assist CIBC Opco in its oversight of the Adviser will be engaged in substantial activities other than on behalf of the Adviser and may have conflicts of interest in allocating their time and activity between the Adviser and CIBC Opco Clients. Nevertheless, CIBC Opco and its officers and employees will devote so much time to the affairs of the Adviser as in their judgment is necessary and appropriate.

                  CIBC Opco acts as the non-exclusive placement agent for the Company and will bear costs associated with its activities as placement agent. CIBC Opco, as managing member of the Adviser and in its capacity as placement agent for the Company, intends to compensate its account executives for their ongoing servicing of CIBC Opco Clients with whom they have placed interests in the Company. CIBC Opco intends to compensate its account executives based upon a formula that takes into account the amount of client assets being serviced as well as the investment results attributable to clients' assets invested in the Company. (See "Fees and Expenses" and "Capital Accounts and Allocations - Incentive Allocation.")

                  Situations may arise in which accounts affiliated with CIBC Opco or its affiliates have purchased securities which would have been suitable for investment by the Company but which the Company, for various reasons, did not choose to purchase. This could affect the availability (or price) of investments to the Company at a later time. From time to time, in the course of its brokerage, investment or dealer activities, CIBC Opco or its affiliates may trade, position or invest in, for its own account, the same securities, as those in which the Company invests. This could have an adverse impact on the Company's investment performance.

                  Conflicts of interest also may arise because in addition to the Portfolio Manager's responsibilities to the Company, the Portfolio Manager will act as portfolio manager of the U.S. Fund, Offshore Fund, the MidCap Portfolios and, possibly, one or more proprietary accounts. In addition, personnel of the Adviser and CIBC Opco maintain accounts at CIBC Opco for themselves, members of their families and other clients on both a discretionary and non-discretionary basis. The Company will have execution priority over orders for the personal accounts maintained for the Adviser's personnel and members of their families and such orders will otherwise be subject to a Joint Code of Ethics adopted by the Company and the Adviser in compliance with Section 17(j) of the 1940 Act, discussed below. However, assuming particular securities are "suitable" for the respective investment programs of the Company and other accounts managed by the Portfolio Manager, including, possibly, one or more proprietary accounts, transactions effected by the Portfolio Manager will be allocated among such accounts as equitably as possible, taking into consideration their various investment programs and relative capital available for investment, but all accounts may not necessarily invest in the same securities. When transactions in a particular security on a given day take place at different prices, the Company and other accounts managed by the Portfolio Manager may receive the average of the prices (meaning the average of all prices paid or received for a particular security on a particular day in trades for those accounts).

                  The Company's investment program is substantially similar to that of the U.S. Fund and the Offshore Fund. However, the portfolios of the Company and the U.S. Fund and the Offshore Fund may differ as a result of subscriptions and withdrawals being made at different times and in different amounts, as well as because of different tax and regulatory considerations. The portfolios of, and allocations of investment opportunities between, the Company and these two other funds will also differ until cash contributed to the Company upon commencement of its operations is invested in a manner similar to these two funds. Such differences and other factors will result in variances between the returns of the Company, the U.S. Fund and the Offshore Fund.

                  From time to time the availability of particular securities in the technology market is limited. The allocations of a "limited availability" security will be made on as equitable a basis as possible by the Portfolio Manager. For example, if a "limited availability" security is an appropriate investment for the Company, the Offshore Fund, the U.S. Fund and the MidCap Portfolios, then, so as to treat all accounts equitably, the Portfolio Manager may, for example, allocate the full amount purchased to the Company and the Offshore Fund and, the next time a "limited availability" security is purchased, allocate the full amount to the MidCap Portfolios and the U.S. Fund.

PARTICIPATION IN INVESTMENT OPPORTUNITIES

                  The Adviser and its affiliates serve as the investment adviser for certain private investment companies, including the U.S. Fund and the Offshore Fund, and the Adviser presently serves as the adviser of another registered investment company. The Adviser may be appointed in the future to serve as the investment adviser to other registered investment companies, private investment companies or managed accounts which may pursue investment strategies similar to those of the Company (the "Other Accounts"). As a general matter, the Adviser (subject to any policies established by the Board of Managers) will consider participation by the Company in all appropriate investment opportunities that are under consideration for investment for the Other Accounts. There may be circumstances, however, under which the Adviser will cause one or more of the Other Accounts to commit a larger percentage of their respective assets to an investment opportunity than to which the Adviser will commit the Company's assets. There may also be circumstances under which the Adviser will consider participation by the Other Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Company.

                  The Adviser will evaluate for the Company a variety of factors that may be relevant in determining whether, and to what extent, a particular investment opportunity or strategy is appropriate and feasible for the Company at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account.

                  CIBC Opco and its directors, officers and employees, may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made by the Adviser on behalf of the Company. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees of CIBC Opco (including personnel of the Adviser) that are the same, different or made at a different time than positions taken for the Company. In order to mitigate the possibility that the Company will be adversely affected by this personal trading, the Company and the Adviser have adopted a Joint Code of Ethics in compliance with Rule 17j-1 under the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Company's portfolio transactions.

OTHER MATTERS

                  The Adviser, CIBC Opco and their affiliates will not purchase securities or other property from, or sell securities or other property to, the Company except that the Company may engage in transactions with accounts which are affiliated with the Company only because they are advised by CIBC Opco or one of its affiliates or because they have common officers, directors or managing members. Such transactions would be made in circumstances where the Adviser has determined that it would be appropriate for the Company to purchase and another CIBC Opco Client to sell, or the Company to sell and another CIBC Opco Client to purchase, the same security or instrument on the same day. All such purchases and sales would be made pursuant to procedures that the Company has adopted under Rule 17a-7 under the 1940 Act. Among other things, those procedures are intended to ensure that (1) each such transaction will be effected for cash consideration at the current market price of the particular securities, (2) no such transaction will involve restricted securities or securities for which market quotations are not readily available and (3) no brokerage commissions, fees (except for customary transfer fees) or other remuneration will be paid in connection with any such transaction. CIBC Opco and its affiliated broker-dealers may act as broker for the Company in effecting securities transactions. (See "Brokerage.")

                  The Company is not permitted to purchase or sell securities of any issuer as to which the Adviser has obtained material, non-public information, until such time as the information is no longer material or has become publicly known. This policy, on occasion, could adversely affect the Company's investment performance because the Company may (i) hold securities of an issuer with respect to which the Adviser has adverse information, or (ii) not purchase securities of any issuer with respect to which the Adviser has favorable information.

                  As a result of the investment banking and corporate finance activities of CIBC Opco or CIBC, the Company may be subject to future restrictions on its ability to purchase or sell certain securities. Additionally, the Company may purchase securities during the existence of an underwriting or selling syndicate in which CIBC Opco, or any of its affiliates, is participating as an underwriter only subject to certain conditions. This could have an adverse impact on the Company's investment performance.

                  Under the BHC Act, or other U.S. banking laws, and the rules, regulations, guidelines and policies of the regulatory agencies and the staff thereof, CIBC Opco and its affiliates are subject to restrictions on the transactions which it may make with the Company, and their restrictions may affect the investments made by the Company.

                  Future investment activities of CIBC Opco (or its affiliates) and their principals, partners, directors, officers or employees may give rise to additional conflicts of interest.

                                    BROKERAGE

                  The Adviser is responsible for the placing of orders for the execution of the Company's portfolio transactions and the allocation of brokerage. Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of foreign stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

                  In executing transactions on behalf of the Company, the Adviser seeks to obtain the best price and execution for the Company, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, and in the case of transactions effected by the Company with unaffiliated brokers, the firm's risk in positioning a block of securities. Although the Adviser generally seeks reasonably competitive commission rates, the Company will not necessarily pay the lowest commission available on each transaction. The Company has no obligation to deal with any broker or group or brokers in executing transactions in portfolio securities.

                  Consistent with the principle of seeking best price and execution, the Adviser may place orders on behalf of the Company with brokers (including affiliates of CIBC Opco) that provide the Adviser and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of the Adviser are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Adviser and its affiliates in providing services to clients other than the Company. In addition, not all of the supplemental information is used by the Adviser in connection with the Company. Conversely, the information provided to the Adviser by brokers and dealers through which other clients of the Adviser and its affiliates effect securities transactions may be useful to the Adviser in providing services to the Company.

                  Although the Company cannot accurately predict its portfolio turnover, the Company generally expects that its annual portfolio turnover rate will not exceed 100%. Higher portfolio turnover rates usually generate additional brokerage commissions and expenses and the short-term gains realized from these transactions are taxable to the Members as ordinary income.

                  The Company may execute portfolio brokerage transactions through CIBC Opco or its affiliates. These transactions would be effected pursuant to procedures adopted by the Company pursuant to Section 17(e) of the 1940 Act and Rule 17e-1 thereunder. Among other things, those procedures provide that when acting as broker for the Company in connection with the sale of securities to or by the Company, neither CIBC Opco nor any of its affiliates may receive any compensation exceeding the following limits: (1) if the sale is effected on a securities exchange, the compensation may not exceed the "usual and customary broker's commission" (as defined in Rule 17e-1 under the 1940
Act); (2) if the sale is effected in connection with a secondary distribution of securities, the compensation cannot exceed 2% of the sale price; and (3) the compensation for sales otherwise effected cannot exceed 1% of the sales price. Rule 17e-1 defines a "usual and customary broker's commission" as one that is fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time.

                                FEES AND EXPENSES

                  CIBC Opco provides certain administration and investor services to the Company, including, among other things, providing office space and other support services to the Company, screening potential investors, preparing marketing and investor communications, maintaining and preserving certain records of the Company, preparing and filing various materials with state and Federal regulators, providing legal and regulatory advice in connection with administrative functions and reviewing and arranging for payment of the Company's expenses. In consideration for these services, the Company will pay CIBC Opco a monthly fee of 0.08333% (1% on an annualized basis) of the Company's net assets (the "CIBC Opco Fee"). Net assets means the total value of all assets of the Company, less an amount equal to all accrued debts, liabilities and obligations of the Company, calculated before giving effect to any repurchases of interests. The CIBC Opco Fee will be computed based on the net assets of the Company as of the start of business on the first business day of each month, after adjustment for any subscriptions effective on that date, and will be due and payable in arrears within five business days after the end of that month. The CIBC Opco Fee will be an expense paid to CIBC Opco out of the Company's assets, and will be reflected in each Member's capital account (except the Special Advisory Account (defined below)) as a reduction to net profits or an increase to net losses credited to or debited against each Member's Capital Account.

                  PFPC Inc. ("PFPC") provides administration, accounting and investor services to the Company, which are in addition to the services provided by CIBC Opco to the Company, as described above. In consideration for these services, the Company will pay PFPC a fee (the "PFPC Fee") that is not anticipated to exceed 0.35% (annualized) of the Company's net assets (as defined above), plus reimbursement of certain out-of-pocket expenses.

                  In addition, the capital accounts of Members (except the Special Advisory Account (defined below)) may be subject to an Incentive Allocation depending upon the investment performance of the Company. (See "Capital Accounts and Allocations - Incentive Allocation.")

                  The Company will bear all expenses incurred in the business of the Company other than those specifically required to be borne by CIBC Opco. Expenses to be borne by the Company include, but are not limited to, the following:

                  - all costs and expenses directly related to portfolio transactions and positions for the Company's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, taxes withheld on foreign dividends and indirect expenses from investments in investment funds;

                  - all costs and expenses associated with the organization and registration of the Company, certain offering costs and the costs of compliance with any applicable Federal or state laws;

                  - Attorneys' fees and disbursements associated with updating the Company's Confidential Memorandum and subscription documents (the "Offering Materials"); the costs of printing the Offering Materials; the costs of distributing the Offering Materials to prospective investors; and attorneys' fees and disbursements associated with the review of subscription documents executed and delivered to the Company in connection with offerings of interests in the Company;

                  - the costs and expenses of holding meetings of the Board of Managers and any meetings of Members;

                  - fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Company;

                  - the CIBC Opco Fee and the fees of custodians and persons (such as PFPC) providing administrative services to the Company;

                  - the costs of a fidelity bond and any liability insurance obtained on behalf of the Company or the Board of Managers;

                  - all expenses of computing the Company's net asset value, including any equipment or services obtained for these purposes;

                  - all charges for equipment or services used in communicating information regarding the Company's transactions among the Adviser and any custodian or other agent engaged by the Company; and

                  - such other types of expenses as may be approved from time to time by the Board of Managers.

                  The Adviser will be reimbursed by the Company for any of the above expenses that it pays on behalf of the Company.

                  The Company's organizational expenses are estimated at $200,000, and the Company will also bear certain expenses, not to exceed $50,000, associated with the initial offering of interests in the Company. Before a recent change to the guidelines followed by the American Institute of Certified Public Accountants applicable to the Company, the Company would have been able to amortize the organizational expenses over a 60 month period. Because of that change, however, the organizational expenses now must be expensed as incurred. In order to achieve a more equitable distribution of the impact of those expenses among the Company's Members, an amount equal to the organizational expenses incurred by the Company will be allocated among and credited to or debited against the capital accounts (described below) of all Members based on the percentage that a Member's contributed capital to the Company bears to the total capital contributed to the Company by all Members as of the relevant allocation date. An initial allocation of organizational costs will be made as of the first date on which capital contributions of Members are made. These allocations will thereafter be adjusted as of each date, through and including December 1, 1999, on which additional capital is contributed to the Company by Members. Offering costs cannot be deducted by the Company or the Members.

                        CAPITAL ACCOUNTS AND ALLOCATIONS

CAPITAL ACCOUNTS

                  The Company will maintain a separate capital account for each Member (including the Adviser in respect of the Adviser's capital contribution to the Company, as Member), which will have an opening balance equal to the Member's initial contribution to the capital of the Company. Each Member's capital account will be increased by the sum of the amount of cash and the value of any securities constituting additional contributions by the Member to the capital of the Company, plus any amounts credited to the Member's capital account as described above with respect to organization expenses or as described below. Similarly, each Member's capital account will be reduced by the sum of the amount of any repurchase by the Company of the interest, or portion thereof, of the Member, plus the amount of any distributions to the Member which are not reinvested, plus any amounts debited against the Member's capital account as described above with respect to organization expenses or as described below.

                  Capital accounts of Members are adjusted as of the close of business on the last day of each fiscal period. Fiscal periods begin on the day after the last day of the preceding fiscal period and end at the close of business on (1) the last day of each year, (2) the day preceding the date on which a contribution to the capital of the Company is made, (3) the day on which the Company repurchases any interest or portion of an interest of any Member, or
(4) the day on which any amount is credited to or debited from the capital account of any Member other than an amount to be credited to or debited from the capital accounts of all Members in accordance with their respective investment percentages. An investment percentage will be determined for each Member as of the start of each fiscal period by dividing the balance of the Member's capital account as of the commencement of the period by the sum of the balances of all capital accounts of all Members as of that date.

                  The Company will maintain a "Special Advisory Account" for the Adviser solely for the purpose of receiving the Incentive Allocation, as described below.

ALLOCATION OF NET PROFITS AND NET LOSSES

                  Net profits or net losses of the Company for each fiscal period will be allocated among and credited to or debited against the capital accounts of all Members (but not the Special Advisory Account) as of the last day of each fiscal period in accordance with Members' respective investment percentages for the fiscal period. Net profits or net losses will be measured as the net change in the value of the net assets of the Company (including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including organizational expenses) during a fiscal period), before giving effect to any repurchases by the Company of interests or portions thereof, and excluding the amount of any items to be allocated among the capital accounts of the Members other than in accordance with the Members' respective investment percentages.

                  Allocations for Federal income tax purposes generally will be made among the Members so as to reflect equitably amounts credited or debited to each Member's capital account for the current and prior fiscal years. (See "Tax Aspects - Allocation of Profits and Losses.")

INCENTIVE ALLOCATION

                  So long as the Adviser serves as the investment adviser of the Company, the Adviser will be entitled to be the Special Advisory Member of the Company. In such capacity, the Adviser will be entitled to receive an incentive allocation (the "Incentive Allocation"), charged to the capital account of each Member as of the last day of each "allocation period," of 20% of the amount by which any "allocated gain" during an "allocation period" exceeds the positive balance in the Member's "loss recovery account." The Incentive Allocation will be credited to the Special Advisory Account of the Adviser.

                  For purposes of calculating the Incentive Allocation, "allocated gain" means the excess of the balance of a Member's capital account at the end of an "allocation period" (after giving effect to allocations other than the Incentive Allocation, but before giving effect to repurchases of interests by the Company or debits to the Member's capital account to reflect any item not chargeable ratably to all Members), over the balance of the Member's capital account at the start of the "allocation period." Consequently, any Incentive Allocation to be credited to the Adviser will be increased by a portion of the amount of any net unrealized appreciation, as well as net realized gains, allocable to a Member.

                  An Incentive Allocation will be charged only with respect to any "allocated gain" in excess of the positive balance of a "loss recovery account" maintained for each Member. A "loss recovery account" is a memorandum account maintained by the Company for each Member, which has an initial balance of zero and is (1) increased after the close of each "allocation period" by the amount of any negative performance for the Member during the "allocation period," and (2) decreased (but not below zero) after the close of each "allocation period" by the amount of any allocated gain for the Member during the "allocation period." Any positive balance in a Member's "loss recovery account" would be reduced as the result of a repurchase or certain transfers with respect to the Member's interest in the Company in proportion to the reduction of the Member's capital account attributable to the repurchase or transfer.

                  An "allocation period" as to each Member is a period commencing on the admission of the Member to the Company, and thereafter each period commencing as of the day following the last day of the preceding allocation period with respect to such Member, and ending as of the close of business on the first to occur of (1) the last day of a fiscal year of the Company, (2) the day as of which the Company repurchases the entire interest of the Member, (3) the day as of which the Company admits as a substitute Member a person to whom the entire interest of the Member has been transferred or (4) the day as of which the Investment Advisory Agreement terminates. The measurement of any Incentive Allocation for an "allocation period" must take into account any negative performance from a prior allocation period to the extent reflected in the "loss recovery account." Therefore, the Incentive Allocation for any allocation period after the initial allocation period in effect is a reflection of the extent to which cumulative performance achieved with respect to a Member's account since the Member's admission to the Company exceeds the highest previous level of performance achieved through the close of any prior allocation period. By the last business day of the month following the date on which an Incentive Allocation is made, the Adviser may withdraw up to 100% of the Incentive Allocation (computed on the basis of unaudited data) that was credited to the Special Advisory Account and debited from the Member's capital account with respect to the allocation period. Within 30 days after the completion of the audit of the Company's books, the Company will pay to the Adviser any additional amount determined to be owed to the Adviser based upon the audit, and the Adviser will pay to the Company any excess amount determined to be owed to the Company.

ALLOCATION OF SPECIAL ITEMS - CERTAIN WITHHOLDING TAXES AND OTHER EXPENDITURES

                  Withholding taxes or other tax obligations incurred by the Company which are attributable to any Member will be debited against the capital account of that Member as of the close of the fiscal period during which the Company paid those obligations, and any amounts then or thereafter distributable to the Member will be reduced by the amount of those taxes. If the amount of those taxes is greater than the distributable amounts, then the Member and any successor to the Member's interest is required to pay upon demand to the Company, as a contribution to the capital of the Company, the amount of the excess. The Company is not obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member, although in the event that the Company determines that a Member is eligible for a refund of any withholding tax, it may, at the request and expense of that Member, assist the Member in applying for a refund.

                  Generally, any expenditures payable by the Company, to the extent paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more, but fewer than all of the Members, will be charged to only those Members on whose behalf the payments are made or whose particular circumstances gave rise to the payments. These charges shall be debited to the capital accounts of the applicable Members as of the close of the fiscal period during which the items were paid or accrued by the Company.

RESERVES

                  Appropriate reserves may be created, accrued and charged against net assets and proportionately against the capital accounts of the Members for contingent liabilities as of the date the contingent liabilities become known to the Company. Reserves will be in such amounts (subject to increase or reduction) which the Company may deem necessary or appropriate. The amount of any reserve (or any increase or decrease therein) will be proportionately charged or credited, as appropriate, to the capital accounts of those investors who are Members at the time when the reserve is created, increased or decreased, as the case may be; provided, however, that if the reserve (or any increase or decrease therein) exceeds the lesser of $500,000 or 1% of the aggregate value of the capital accounts of all those Members, the amount of the reserve, increase, or decrease shall instead be charged or credited to those investors who were Members at the time, as determined by the Company, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their capital accounts at that time.

NET ASSET VALUATION

                  The value of the net assets of the Company will be determined as of the close of business at the end of any fiscal period in accordance with the procedures set forth below or as may be determined from time to time pursuant to policies established by the Board of Managers.

                  Domestic exchange traded and Nasdaq listed equity securities (other than options) will be valued at their last composite sale prices as reported on the exchanges where those securities are traded. If no sales of those securities are reported on a particular day, the securities will be valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by those exchanges. Securities traded on a foreign securities exchange will be valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange. Other securities for which market quotations are readily available will be valued at their bid prices (or ask prices in the case of securities held short) as obtained from one or more dealers making markets for those securities. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith by, or under the supervision of, the Board of Managers.

                  Debt securities (other than convertible debt securities) will be valued in accordance with the procedures described above, which with respect to these securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. The Board of Managers will periodically monitor the reasonableness of valuations provided by the pricing service. Such debt securities with remaining maturities of 60 days or less will, absent unusual circumstances, be valued at amortized cost, so long as this method of valuation is determined by the Board of Managers to represent fair value.

                  If in the view of the Adviser, the bid price of a listed option or convertible debt security (or ask price in the case of any such security held short) does not fairly reflect the market value of the security, the Adviser may request a valuation committee comprised of two Managers to instead value the security at fair value. In any such situation, the valuation committee will consider the recommendation of the Adviser, and, if it determines in good faith that an override of the value assigned to the security under the procedures described above is warranted, will value the security at fair value as determined by the valuation committee in good faith.

                  All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of foreign securities are determined, prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close. On occasion, the values of foreign securities and exchange rates may be affected by events occurring between the time as of which determination of values or exchange rates are made and the time as of which the net asset value of the Company is determined. When an event materially affects the values of securities held by the Company or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith by, or under the supervision of, the Board of Managers.

                  Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Company's net assets if the Board's judgments regarding appropriate valuations should prove incorrect.

                           SUBSCRIPTION FOR INTERESTS

SUBSCRIPTION TERMS

                  For the first nine months from the date the Company commences operations, the Board of Managers may accept initial and additional subscriptions for interest by eligible investors (as described below) as of the first day of each month. Thereafter, during any period in which the Adviser is deemed to control the Company for purposes of the BHC Act, the Board of Managers may accept initial and additional subscriptions for interests by eligible investors as of the first day of each calendar quarter. At all other times, the Board of Managers may accept initial and additional subscriptions for interests by eligible investors as of the first day of each month. All subscriptions are subject to the receipt of cleared funds on or before the acceptance date and require the investor to submit a completed subscription document before the acceptance date. The Board of Managers may, in its discretion, suspend subscriptions for interests at any time. The Board of Managers reserves the right to reject any subscription for interests. The minimum required initial investment in the Company from each investor is $150,000, and the minimum additional investment in the Company is $25,000, subject to the discretion of the Board of Managers to accept initial and additional investments in lesser amounts. However, the Company may accept initial subscriptions for interests in the Company from eligible investors who are directors, officers or employees of CIBC Opco or its affiliates in amounts of $50,000 or more. The initial closing date for subscriptions of interests in the Company is [April 1, 1999]. The Board of Managers, in its sole discretion, may postpone the closing date for up to 90 days. Interests may not be purchased by nonresident aliens, foreign corporations, foreign partnerships, foreign trusts or foreign estates, all as defined in the Code. In addition, because the Company may generate "unrelated business taxable income" ("UBTI") with respect to tax-exempt investors, charitable remainder trusts may not want to purchase interests in the Company because a charitable remainder trust will not be exempt from Federal income tax under Section 664(c) of the Code for any year in which it has UBTI.

                  Except as otherwise permitted by the Board of Managers, initial and any additional contributions to the capital of the Company by any Member will be payable in cash, and all contributions must be transmitted by the time and in such the manner as is specified in the subscription documents of the Company. Initial and any additional contributions to the capital of the Company will be payable in one installment and will be due at least three business days prior to the proposed acceptance of the contribution, although the Board of Managers may accept, in its discretion, a subscription prior to its receipt of cleared funds.

                  Each new Member will be obligated to agree to be bound by all of the terms of the Company Agreement. Each potential investor will also be obligated to represent and warrant in a subscription agreement, among other things, that the investor is purchasing an interest for its own account, and not with a view to the distribution, assignment, transfer or other disposition of the interest.

                  If and when the Board of Managers determines to accept securities as a contribution to the capital of the Company, the Company will charge each Member making a contribution of securities an amount determined by the Board of Managers and not exceeding 2% of the value of the contribution in order to reimburse the Company for any costs it incurs in liquidating and accepting the securities. This charge will be due and payable by the contributing Member in full at the time the contribution to the capital of the Company to which the charge relates is due.

ELIGIBLE INVESTORS

                  Each prospective investor will be required to certify that the interest subscribed for is being acquired directly or indirectly for the account of an "accredited investor" as defined in Regulation D under the 1933 Act, and that the investor (as well as each of the investor's beneficial owners under certain circumstances) has a net worth immediately prior to the time of subscription of at least $1.5 million or such greater amounts as may be required by applicable law or by the Board of Managers, in its sole discretion. Existing Members who subscribe for additional interests in the Company will be required to meet the foregoing eligibility criteria at the time of the additional subscription. The relevant investor qualifications will be set forth in a subscription agreement to be provided to prospective investors, which must be completed by each prospective investor.

                           REDEMPTIONS, REPURCHASES OF
                             INTERESTS AND TRANSFERS

NO RIGHT OF REDEMPTION

                  No Member or other person holding an interest or a portion of an interest acquired from a Member will have the right to require the Company to redeem that interest or portion thereof. There is no public market for interests in the Company, and none is expected to develop. Consequently, investors may not be able to liquidate their investment other than as a result of repurchases of interests by the Company, as described below. (The Adviser will have certain rights to withdraw amounts from its Special Advisory Account.)

REPURCHASES OF INTERESTS

                  The Board of Managers may, from time to time and in its complete and exclusive discretion, determine to cause the Company to repurchase interests or portions thereof from Members other than the Adviser in its capacity as the Special Advisory Member pursuant to written tenders by Members on such terms and conditions as it may determine. In determining whether the Company should repurchase interests or portions thereof from Members pursuant to written tenders, the Board of Managers will consider the recommendation of the Adviser. The Adviser expects that it will recommend to the Board of Managers that the Company offer to repurchase interests from Members at the end of 1999. Thereafter, the Adviser expects that generally it will recommend to the Board of Managers that the Company offer to repurchase interests from Members twice in each year, effective at the end of the second fiscal quarter and again at the end of the year. The Board of Managers will also consider the following factors, among others, in making its determination:

                  - whether any Members have requested to tender interests or portions thereof to the Company;

                  -        the liquidity of the Company's assets;

                  - the investment plans and working capital requirements of the Company;

                  - the relative economies of scale with respect to the size of the Company;

                  - the history of the Company in repurchasing interests or portions thereof;

                  -        the economic condition of the securities markets; and

                  - the anticipated tax consequences of any proposed repurchases of interests or portions thereof.

                  The Board of Managers will determine that the Company repurchase interests or portions thereof from Members pursuant to written tenders only on the terms and conditions it determines to be fair to the Company and to all Members or persons holding interests acquired from Members, or to one or more classes of Members, as applicable. When the Board of Managers determines that the Company shall repurchase interests in the Company or portions thereof, notice will be provided to Members describing the terms thereof, containing information Members should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Members who are deciding whether to tender their interests or portions thereof during the period that a repurchase offer is open may ascertain the net asset value of their interest in the Company from PFPC during the period.

                  The Company Agreement provides that the Company shall be dissolved if the interest of any Member that has submitted a written request to tender its entire interest for repurchase by the Company has not been repurchased within a period of two years after such request.

                  Repurchases of interests or portions thereof from Members by the Company may be made, in the discretion of the Company, in part or in whole for cash or for securities of equivalent value and shall be effective after receipt by the Company of all eligible written tenders of interests or portions thereof from Members. The amount due to any Member whose interest or portion thereof is repurchased shall be equal to the value of the Member's capital account or portion thereof based on the net asset value of the Company's assets as of the expiration date of the tender offer (the "expiration date"), after giving effect to all allocations to be made to the Member's capital account as of that date. Payment of the purchase price pursuant to a tender of interests will consist of, first, cash and/or marketable securities traded on an established securities exchange (valued at net asset value in accordance with the Company Agreement and distributed to tendering Members on a pari passu basis) in an aggregate amount equal to at least 95% of the estimated unaudited net asset value of the interests tendered, determined as of the expiration date. Payment of this amount will be made promptly after the expiration date (the "cash payment") in accordance with the terms of any written offer from the Company to repurchase interests. Generally, payment pursuant to a tender will also consist of a promissory note that neither bears interest nor is transferable (the "note") entitling the holder thereof to a contingent payment equal to the excess, if any, of (a) the net asset value of the interests tendered as of the expiration date, determined based on the audited financial statements of the Company, over (b) the cash payment. The note would be delivered to the tendering Member promptly after the expiration date and would be payable in cash promptly after completion of the audit of the financial statements of the Company. The audit of the Company's financial statements will be completed within 60 days after the end of each year. The Company does not impose any charges on a repurchase of interests or portion of interests in the Company.

                  The Company intends to maintain daily a segregated account with its custodian consisting of cash or liquid securities in an amount equal to the aggregate estimated dollar amount of the notes. Payment for repurchased interests may require the Company to liquidate portfolio holdings earlier than the Adviser would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Company's portfolio turnover. The Adviser intends to take measures (subject to such policies as may be established by the Board of Managers) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of interests.

                  A Member who tenders for repurchase only a portion of such Member's interest will be required to maintain a capital account balance equal to the greater of: (1) $150,000, net of the Incentive Allocation, if any, that would be debited against the capital account if the date of repurchase of the interest or portion thereof were a date on which an Incentive Allocation would otherwise be made (the "Tentative Incentive Allocation") or (2) the amount of the Tentative Incentive Allocation.

                  The Company may repurchase an interest in the Company or portion thereof of a Member or any person acquiring an interest or portion thereof from or through a Member in the event that:

                  - the interest or a portion thereof has been transferred or the interest or a portion thereof has vested in any person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a Member;

                  - ownership of the interest by a Member or other person will cause the Company to be in violation of, or require registration of any interest or portion thereof under, or subject the Company to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

                  - continued ownership of the interest may be harmful or injurious to the business or reputation of the Company, the Board of Managers or the Adviser, or may subject the Company or any Members to an undue risk of adverse tax or other fiscal consequences;

                  - any of the representations and warranties made by a Member in connection with the acquisition of an interest in the Company or portion thereof was not true when made or has ceased to be true; or

                  - it would be in the best interests of the Company for the Company to repurchase the interest or a portion thereof.

                  In the event that the Adviser holds any interests in its capital account in its capacity as a Member, such interest or a portion thereof may be tendered for repurchase in connection with any repurchase offer made by the Company. The Adviser is also entitled to withdraw its interests from its Special Advisory Account at the times described under "Capital Accounts and Allocations - Incentive Allocation."

TRANSFERS OF INTERESTS

                  Except as otherwise described below, no person shall become a substituted Member without the written consent of the Board of Managers, which consent may be withheld for any reason in its sole and absolute discretion. Interests in the Company held by Members may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a Member or (ii) under certain limited circumstances, with the written consent of the Board of Managers (which may be withheld in its sole and absolute discretion and is expected to be granted, if at all, only under extenuating circumstances). The Board of Managers generally will not consent to a transfer unless the following conditions are met: (i) the transferring Member has been a Member for at least six months; (ii) the proposed transfer is to be made on the effective date of an offer by the Company to repurchase interests; and (iii) the transfer does not constitute a change in beneficial ownership. Notice to the Company of any proposed transfer must include evidence satisfactory to the Board of Managers that the proposed transfer is exempt from registration under the 1933 Act, that the proposed transferee meets any requirements imposed by the Company with respect to investor eligibility and suitability, including the requirement that any investor (or investor's beneficial owners in certain circumstances) has a net worth immediately prior to the time of subscription of at least $1.5 million or such greater amounts as may be required by applicable law or by the Board of Managers, in its sole discretion, and must be accompanied by a properly completed subscription agreement. The Board of Managers is not authorized under the Company Agreement to consent to a transfer of an interest of a Member unless the entire interest of the Member is transferred to a single transferee and after the transfer the balance of the capital account of the transferee is not less than $150,000. A Member who transfers an interest may be charged reasonable expenses, including attorneys' and accountants' fees, incurred by the Company in connection with the transfer.

                  Any transferee that acquires an interest or portion thereof in the Company by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a Member or otherwise, shall be entitled to the allocations and distributions allocable to the interest so acquired and to transfer the interest in accordance with the terms of the Company Agreement, but shall not be entitled to the other rights of a Member unless and until the transferee becomes a substituted Member as provided in the Company Agreement. If a Member transfers an interest or portion thereof with the approval of the Board of Managers, the Company shall promptly take all necessary actions so that each transferee or successor to whom the interest or portion thereof is transferred is admitted to the Company as a Member. Each Member and transferee may be charged for all expenses, including attorneys' and accountants' fees, incurred by the Company in connection with the transfer.

                  By subscribing for an interest in the Company, each Member has agreed to indemnify and hold harmless the Company, the Managers, the Adviser, each other Member and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Member in violation of these provisions or any misrepresentation made by that Member in connection with any such transfer.

                  The Adviser may not transfer its interest as the Special Advisory Member.

                                   TAX ASPECTS

                  The following is a summary of certain aspects of the income taxation of the Company and its Members which should be considered by a prospective Member. The Company has not sought a ruling from the Internal Revenue Service (the "Service") or any other Federal, state or local agency with respect to any of the tax issues affecting the Company, nor has it obtained an opinion of counsel with respect to any Federal tax issues other than the characterization of the Company as a partnership for Federal income tax purposes.

                  This summary of certain aspects of the Federal income tax treatment of the Company is based upon the Internal Revenue Code of 1986, as amended (the "Code"), judicial decisions, Treasury Regulations (the "Regulations") and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of various proposals to amend the Code which could change certain of the tax consequences of an investment in the Company. This summary also does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the Federal income tax laws, such as insurance companies.

                  EACH PROSPECTIVE MEMBER SHOULD CONSULT WITH ITS OWN TAX ADVISER IN ORDER FULLY TO UNDERSTAND THE FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAX CONSEQUENCES OF AN INVESTMENT IN THE COMPANY.

                  In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of the Memorandum regarding liquidity and other financial matters to ascertain whether the investment objectives of the Company are consistent with their overall investment plans. Each prospective tax-exempt Member is urged to consult its own counsel regarding the acquisition of Interests.

TAX TREATMENT OF COMPANY OPERATIONS

                  Classification of the Company. The Company will receive an opinion of Schulte Roth & Zabel LLP, counsel to the Company, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, as well as under the relevant authority interpreting the Code and the Regulations, and based upon certain representations of the Board of Managers, the Company will be treated as a partnership for Federal income tax purposes and not as an association taxable as a corporation.

                  Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal income tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market (or the substantial equivalent thereof). Interests in the Company will not be traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships (the "Section 7704 Regulations") provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market (or the substantial equivalent thereof). The Company may not be eligible for any of those safe harbors. In particular, it will not qualify under the private placement safe harbor set forth in the Section 7704 Regulations if the Company has more than 100 Members.

                  The Section 7704 Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market (or the substantial equivalent thereof). Rather, in this event the partnership's status is examined under a general facts and circumstances test set forth in the Section 7704 Regulations. Schulte Roth & Zabel LLP also will render its opinion that, under this "facts and circumstances" test, and based upon the anticipated operations of the Company as well as the legislative history to Section 7704, the text of the Section 7704 Regulations and certain representations of the Board of Managers, the interests in the Company will not be readily tradable on a secondary market (or the substantial equivalent thereof) and, therefore, that the Company will not be treated as a publicly traded partnership taxable as a corporation.

                  Neither of the opinions of counsel described above, however, is binding on the Service or the courts. If it were determined that the Company should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes (as a result of a successful challenge to such opinions by the Service, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts, or otherwise), the taxable income of the Company would be subject to corporate income tax when recognized by the Company; distributions of such income, other than in certain redemptions of Interests, would be treated as dividend income when received by the Members to the extent of the current or accumulated earnings and profits of the Company; and Members would not be entitled to report profits or losses realized by the Company.

                  As an entity taxable as a partnership, the Company is not itself subject to Federal income tax. The Company files an annual partnership information return with the Service which reports the results of operations. Each Member is required to report separately on its income tax return its distributive share of the Company's net long-term capital gain or loss, net short-term capital gain or loss and all other items of ordinary income or loss. Each Member is taxed on its distributive share of the Company's taxable income and gain regardless of whether it has received or will receive a distribution from the Company.

                  Recently enacted legislation generally allows certain partnerships or entities taxable as partnerships such as the Company with 100 or more partners to elect to have a special set of rules and procedures apply that are intended to simplify the calculation and reporting of certain partnership items, and the handling of partnership audits. Among the items that would be affected by the election are the calculation of long-term capital gains and the tax treatment of expenses, if any, that are treated as itemized deductions by the partners. If the Company is eligible, the Board of Managers may elect to have such rules and procedures apply to the Company if it believes that they may be beneficial to a majority of the Members. Once the election is made, it cannot be revoked without the consent of the Service. There can be no assurance that, if such an election is made, the anticipated benefits will be realized. Furthermore, in certain cases, it is possible that the election would have an adverse effect on the Members.

                  Allocation of Profits and Losses. Under the Company Agreement, the Company's net capital appreciation or net capital depreciation for each accounting period is allocated among the Members and to their capital accounts without regard to the amount of income or loss actually recognized by the Company for Federal income tax purposes. The Company Agreement provides that items of income, deduction, gain, loss or credit actually recognized by the Company for each fiscal year generally are to be allocated for income tax purposes among the Members pursuant to Regulations issued under Sections 704(b) and 704(c) of the Code, based upon amounts of the Company's net capital appreciation or net capital depreciation allocated to each Member's capital account for the current and prior fiscal years.

                  Under the Company Agreement, the Board of Managers has the discretion to allocate specially an amount of the Company's capital gain and loss for Federal income tax purposes to the Special Advisory Member and to a withdrawing Member, in either case to the extent that the Member's capital account exceeds, or is less than, as the case may be, its Federal income tax basis in its partnership interest. There can be no assurance that, if the Board of Managers makes any such special allocations, the Service will accept such allocations. If such allocations are successfully challenged by the Service, the Company's gains or losses allocable to the remaining Members would be increased.

                  Tax Elections; Returns; Tax Audits. The Code provides for optional adjustments to the basis of partnership property upon distributions of partnership property to a partner and transfers of partnership interests (including by reason of death) provided that a partnership election has been made pursuant to Section 754. Under the Company Agreement, at the request of a Member, the Board of Managers, in its sole discretion, may cause the Company to make such an election. Any such election, once made, cannot be revoked without the Service's consent. As a result of the complexity and added expense of the tax accounting required to implement such an election, the Board of Managers presently does not intend to make such election.

                  The Board of Managers decides how to report the partnership items on the Company's tax returns, and all Members are required under the Code to treat the items consistently on their own returns, unless they file a statement with the Service disclosing the inconsistency. In the event the income tax returns of the Company are audited by the Service, the tax treatment of the Company's income and deductions generally is determined at the limited liability company level in a single proceeding rather than by individual audits of the Members. A Manager who has been delegated the power and authority to act as the "Tax Matters Partner" has considerable authority to make decisions affecting the tax treatment and procedural rights of all Members. In addition, the Tax Matters Partner has the authority to bind certain Partners to settlement agreements and the right on behalf of all Members to extend the statute of limitations relating to the Members' tax liabilities with respect to Company items.

TAX CONSEQUENCES TO A WITHDRAWING MEMBER

                  A Member receiving a cash liquidating distribution from the Company, in connection with a complete withdrawal from the Company, generally will recognize capital gain or loss to the extent of the difference between the proceeds received by such Member and such Member's adjusted tax basis in its partnership interest. Such capital gain or loss will be short-term or long-term depending upon the Member's holding period for its interest in the Company. However, a withdrawing Member will recognize ordinary income to the extent such Member's allocable share of the Company's "unrealized receivables" exceeds the Member's basis in such unrealized receivables (as determined pursuant to the Regulations). For these purposes, accrued but untaxed market discount, if any, on securities held by the Company will be treated as an unrealized receivable, with respect to which a withdrawing Member would recognize ordinary income. A Member receiving a cash nonliquidating distribution will recognize income in a similar manner only to the extent that the amount of the distribution exceeds such Member's adjusted tax basis in its partnership interest.

                  As discussed above, the Company Agreement provides that the Board of Managers may specially allocate items of Company capital gain and loss to a withdrawing Member to the extent its capital account would otherwise exceed or be less than, as the case may be, its adjusted tax basis in its partnership interest. Such a special allocation of gain may result in the withdrawing Member recognizing capital gain, which may include short-term gain, in the Member's last taxable year in the Company, thereby reducing the amount of long-term capital gain recognized during the tax year in which it receives its liquidating distribution upon withdrawal. Such a special allocation of loss may result in the withdrawing Member recognizing capital loss, which may include long-term loss, in the Member's last taxable year in the Company, thereby reducing the amount of short-term loss recognized during the tax year in which it receives its liquidating distribution upon withdrawal.

                  Distributions of Property. A partner's receipt of a distribution of property from a partnership is generally not taxable. However, under Section 731 of the Code, a distribution consisting of marketable securities generally is treated as a distribution of cash (rather than property) unless the distributing partnership is an "investment partnership" within the meaning of Section 731(c)(3)(C)(i) and the recipient is an "eligible partner" within the meaning of Section 731(c)(3)(C)(iii). The Company will determine at the appropriate time whether it qualifies as an "investment partnership." Assuming it so qualifies, if a Member is an "eligible partner", which term should include a Member whose contributions to the Company consisted solely of cash, the recharacterization rule described above would not apply.

TAX TREATMENT OF COMPANY INVESTMENTS

                  In General. The Company expects to act as a trader or investor, and not as a dealer, with respect to its securities transactions. A trader and an investor are persons who buy and sell securities for their own accounts. A dealer, on the other hand, is a person who purchases securities for resale to customers rather than for investment or speculation.

                  Generally, the gains and losses realized by a trader or investor on the sale of securities are capital gains and losses. Thus, subject to the treatment of certain currency exchange gains as ordinary income (see "Currency Fluctuations - 'Section 988' Gains or Losses" below) and certain other transactions described below, the Company expects that its gains and losses from its securities transactions typically will be capital gains and capital losses. These capital gains and losses may be long-term or short-term depending, in general, upon the length of time the Company maintains a particular investment position and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules relating to short sales, to so-called "straddle" and "wash sale" transactions and to Section 1256 Contracts (defined below) may serve to alter the manner in which the Company's holding period for a security is determined or may otherwise affect the characterization as short-term or long-term, and also the timing of the realization, of certain gains or losses. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses of the Company.

                  The maximum ordinary income tax rate for individuals is 39.6% and, in general, the maximum individual income tax rate for long-term capital gains is 20% (unless the taxpayer elects to be taxed at ordinary rates - see "Limitation on Deductibility of Interest" below), although in all cases the actual rates may be higher due to the phase out of certain tax deductions, exemptions and credits. The excess of capital losses over capital gains may be offset against the ordinary income of an individual taxpayer, subject to an annual deduction limitation of $3,000. For corporate taxpayers, the maximum income tax rate is 35%. Capital losses of a corporate taxpayer may be offset only against capital gains, but unused capital losses may be carried back three years (subject to certain limitations) and carried forward five years.

                  The Company may realize ordinary income from accruals of interest and dividends on securities. The Company may hold debt obligations with "original issue discount." In such case, the Company would be required to include amounts in taxable income on a current basis even though receipt of such amounts may occur in a subsequent year. The Company may also acquire debt obligations with "market discount." Upon disposition of such an obligation, the Company generally would be required to treat gain realized as interest income to the extent of the market discount which accrued during the period the debt obligation was held by the Company. Income or loss from transactions involving certain derivative instruments, such as swap transactions, will also generally constitute ordinary income or loss. In addition, periodic amounts, if any, payable by the Company in connection with equity swaps, interest rate swaps, caps, floors and collars likely would be considered "miscellaneous itemized deductions" which, for a noncorporate Member, may be subject to restrictions on their deductibility. See "Deductibility of Company Investment Expenditures by Noncorporate Members" below. Moreover, gain recognized from certain "conversion transactions" will be treated as ordinary income.(1)

                  Currency Fluctuations - "Section 988" Gains or Losses. To the extent that its investments are made in securities denominated in a foreign currency, gain or loss realized by the Company frequently will be affected by the fluctuation in the value of such foreign currencies relative to the value of the dollar. Generally, gains or losses with respect to the Company's investments in common stock of foreign issuers will be taxed as capital gains or losses at the time of the disposition of such stock. However, under Section 988 of the Code, gains and losses of the Company on the acquisition and disposition of foreign currency (e.g., the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Moreover, under Section 988, gains or losses on disposition of debt securities denominated in a foreign currency to the extent attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the Company accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the



--------
(1) Generally, a conversion transaction is one of several enumerated transactions where substantially all of the taxpayer's return is attributable to the time value of the net investment in the transaction. The enumerated transactions are (i) the holding of any property (whether or not actively traded) and entering into a contract to sell such property (or substantially identical property) at a price determined in accordance with such contract, but only if such property was acquired and such contract was entered into on a substantially contemporaneous basis, (ii) certain straddles, (iii) generally any other transaction that is marketed or sold on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain or (iv) any other transaction specified in Regulations.

Company actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.

                  As indicated above (see "Types of Investments and Related Risk Factors - Foreign Securities"), the Company may acquire foreign currency forward contracts. Generally, any gain or loss realized by the Company with respect to such forward contracts will be ordinary, unless (i) the contract is a capital asset in the hands of the Company and is not a part of a straddle transaction and (ii) the Company makes an election (by the close of the day the transaction is entered into) to treat the gain or loss attributable to such contract as capital gain or loss.

                  Section 1256 Contracts. In the case of Section 1256 Contracts, the Code generally applies a "mark to market" system of taxing unrealized gains and losses on such contracts and otherwise provides for special rules of taxation. A Section 1256 Contract includes certain regulated futures contracts, certain foreign currency forward contracts, and certain options contracts. Under these rules, Section 1256 Contracts held by the Company at the end of each taxable year of the Company are treated for Federal income tax purposes as if they were sold by the Company for their fair market value on the last business day of such taxable year. The net gain or loss, if any, resulting from such deemed sales (known as "marking to market"), together with any gain or loss resulting from actual sales of Section 1256 Contracts, must be taken into account by the Company in computing its taxable income for such year. If a
Section 1256 Contract held by the Company at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the "mark to market" rules.

                  Capital gains and losses from such Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% thereof and as long-term capital gains or losses to the extent of 60% thereof. Such gains and losses will be taxed under the general rules described above. Gains and losses from certain foreign currency transactions will be treated as ordinary income and losses. (See "Currency Fluctuations - 'Section 988' Gains or Losses.") If an individual taxpayer incurs a net capital loss for a year, the portion thereof, if any, which consists of a net loss on Section 1256 Contracts may, at the election of the taxpayer, be carried back three years. Losses so carried back may be deducted only against net capital gain to the extent that such gain includes gains on Section 1256 Contracts.

                  Mixed Straddle Election. The Code allows a taxpayer to elect to offset gains and losses from positions which are part of a "mixed straddle." A "mixed straddle" is any straddle in which one or more but not all positions are Section 1256 Contracts. Pursuant to Temporary Regulations, the Company may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily "marking to market" of all open positions in the account and a daily netting of gains and losses from positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The application of the Temporary Regulations' mixed straddle account rules is not entirely clear. Therefore, there is no assurance that a mixed straddle account election by the Company will be accepted by the Service.

                  Short Sales. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Company's hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the Company for more than one year. In addition, these rules may also terminate the running of the holding period of "substantially identical property" held by the Company.

                  Gain or loss on a short sale will generally not be realized until such time that the short sale is closed. However, if the Company holds a short sale position with respect to stock, certain debt obligations or partnership interests that has appreciated in value and then acquires property that is the same as or substantially identical to the underlying property, the Company generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Company holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests and then enters into a short sale with respect to the same or substantially identical property, the Company generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

                  Effect of Straddle Rules on Members' Securities Positions. The Service may treat certain positions in securities held (directly or indirectly) by a Member and its indirect interest in similar securities held by the Company as "straddles" for Federal income tax purposes. The application of the "straddle" rules in such a case could affect a Member's holding period for the securities involved and may defer the recognition of losses with respect to such securities.

                  Limitation on Deductibility of Interest and Short Sale Expenses. For noncorporate taxpayers, Section 163(d) of the Code limits the deduction for "investment interest" (i.e., interest or short sale expenses for "indebtedness properly allocable to property held for investment"). Investment interest is not deductible in the current year to the extent that it exceeds the taxpayer's "investment income," consisting of net gain and ordinary income derived from investments in the current year. For this purpose, any long-term capital gain is excluded from investment income unless the taxpayer elects to pay tax on such amount at ordinary income tax rates.

                  For purposes of this provision, the Company's activities will be treated as giving rise to investment income for a Member, and the investment interest limitation would apply to a noncorporate Member's share of the interest and short sale expenses attributable to the Company's operation. In such case, a noncorporate Member would be denied a deduction for all or part of that portion of its distributive share of the Company's ordinary losses attributable to interest and short sale expenses unless it had sufficient investment income from all sources including the Company. A Member that could not deduct losses currently as a result of the application of Section 163(d) would be entitled to carry forward such losses to future years, subject to the same limitation. The investment interest limitation would also apply to interest paid by a noncorporate Member on money borrowed to finance its investment in the Company. Potential investors are advised to consult with their own tax advisers with respect to the application of the investment interest limitation in their particular tax situations.

                  Deductibility of Company Investment Expenditures by Noncorporate Members. Investment expenses (e.g., investment advisory fees) of an individual, trust or estate are deductible only to the extent they exceed 2% of adjusted gross income.(2) In addition, the Code further restricts the ability of an individual with an adjusted gross income in excess of a specified amount (for 1999, $126,600 or $63,300 for a married person filing a separate return) to deduct such investment expenses. Under such provision, investment expenses in excess of 2% of adjusted gross income may only be deducted to the extent such excess expenses (along with certain other itemized deductions) exceed the lesser of (i) 3% of the excess of the individual's adjusted gross income over the specified amount or (ii) 80% of the amount of certain itemized deductions otherwise allowable for the taxable year. Moreover, such investment expenses are miscellaneous itemized deductions which are not deductible by a noncorporate taxpayer in calculating its alternative minimum tax liability.

                  It is unclear whether all or a portion of the Company's operations will qualify as trading -- rather than investment -- activities, the expenses for which would not be treated as investment expenses. Therefore, pursuant to Temporary Regulations issued by the Treasury Department, these limitations on deductibility may apply to a noncorporate Member's share of the expenses of the Company, including the CIBC Opco Fee.

                  The consequences of these limitations will vary depending upon the particular tax situation of each taxpayer. Accordingly, noncorporate Members should consult their tax advisers with respect to the application of these limitations.

                  Application of Rules for Income and Losses from Passive Activities. The Code restricts the deductibility of losses from a "passive activity" against certain income which is not derived from a passive activity. This restriction applies to individuals, personal service corporations and certain closely held corporations. Pursuant to Temporary Regulations issued by the Treasury Department, income or loss from the Company's securities investment and trading activity generally will not constitute income or loss from a passive activity. Therefore, passive losses from other sources generally could not be deducted against a Member's share of such income and gain from the Company.


(2) However, Section 67(e) of the Code provides that, in the case of a trust or an estate, such limitation does not apply to deductions or costs which are paid or incurred in connection with the administration of the estate or trust and would not have been incurred if the property were not held in such trust or estate. The Federal Court of Appeals for the Sixth Circuit, reversing a Tax Court decision, has held that the investment advisory fees incurred by a trust were exempt (under Section 67(e)) from the 2% of adjusted gross income floor on deductibility. The Service, however, has stated that it will not follow this decision outside of the Sixth Circuit. Members that are trusts or estates should consult their tax advisors as to the applicability of this case to the investment expenses that are allocated to them.

                  "Phantom Income" From Company Investments. Pursuant to various "anti-deferral" provisions of the Code (the "Subpart F," "passive foreign investment company" and "foreign personal holding company" provisions), investments (if any) by the Company in certain foreign corporations may cause a Member to (i) recognize taxable income prior to the Company's receipt of distributable proceeds, (ii) pay an interest charge on receipts that are deemed as having been deferred or (iii) recognize ordinary income that, but for the "anti-deferral" provisions, would have been treated as long-term or short-term capital gain.

FOREIGN TAXES

                  It is possible that certain dividends and interest received by the Company from sources within foreign countries will be subject to withholding taxes imposed by such countries. In addition, the Company may also be subject to capital gains taxes in some of the foreign countries where it purchases and sells securities. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to predict in advance the rate of foreign tax the Company will pay since the amount of the Company's assets to be invested in various countries is not known.

                  The Members will be informed by the Company as to their proportionate share of the foreign taxes paid by the Company, which they will be required to include in their income. The Members generally will be entitled to claim either a credit (subject, however, to various limitations on foreign tax credits) or, if they itemize their deductions, a deduction (subject to the limitations generally applicable to deductions) for their share of such foreign taxes in computing their Federal income taxes. A Member that is tax exempt will not ordinarily benefit from such credit or deduction.

UNRELATED BUSINESS TAXABLE INCOME

                  Generally, an exempt organization is exempt from Federal income tax on its passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a partnership in which it is a partner.(3) This type of income is exempt even if it is realized from securities trading activity which constitutes a trade or business.

                  This general exemption from tax does not apply to the "unrelated business taxable income" ("UBTI") of an exempt organization. UBTI includes "unrelated debt-financed income," which generally consists of (i) income derived by an exempt organization (directly or through a partnership) from income-producing property with respect to which there is "acquisition indebtedness" at any time during the taxable year, and (ii) gains derived by an exempt organization (directly or through a partnership) from the disposition of property with respect to


------------------------
(3) With certain exceptions, tax-exempt organizations which are private foundations are subject to a 2% Federal excise tax on their "net investment income." The rate of the excise tax for any taxable year may be reduced to 1% if the private foundation meets certain distribution requirements for the taxable year. A private foundation will be required to make payments of estimated tax with respect to this excise tax.

which there is "acquisition indebtedness" at any time during the twelve-month period ending with the date of such disposition.

                  The Company may incur "acquisition indebtedness" with respect to certain of its transactions, such as the purchase of securities on margin. Based upon a published ruling issued by the Service which generally holds that income and gain with respect to short sales of publicly traded stock does not constitute income from debt financed property for purposes of computing UBTI, the Company will treat its short sales of securities as not involving acquisition indebtedness and therefore not resulting in UBTI.(4) To the extent the Company recognizes income (i.e., dividends and interest) from securities with respect to which there is "acquisition indebtedness" during a taxable year, the percentage of such income which will be treated as UBTI generally will be based on the percentage which the "average acquisition indebtedness" incurred with respect to such securities is of the "average amount of the adjusted basis" of such securities during the taxable year.

                  To the extent the Company recognizes capital gain from securities with respect to which there is "acquisition indebtedness" at any time during the twelve-month period ending with the date of their disposition, the percentage of such gain which will be treated as UBTI will be based on the percentage which the highest amount of such "acquisition indebtedness" is of the "average amount of the adjusted basis" of such securities during the taxable year. In determining the unrelated debt-financed income of the Company, an allocable portion of deductions directly connected with the Company's debt-financed property is taken into account. Thus, for instance, a percentage of capital losses from debt-financed securities (based on the debt/basis percentage calculation described above) would offset gains treated as UBTI.

                  Since the calculation of the Company's "unrelated debt-financed income" is complex and will depend in large part on the amount of leverage, if any, used by the Company from time to time,(5) it is impossible to predict what percentage of the Company's income and gains will be treated as UBTI for a Member which is an exempt organization. An exempt organization's share of the income or gains of the Company which is treated as UBTI may not be offset by losses of the exempt organization either from the Company or otherwise, unless such losses are treated as attributable to an unrelated trade or business (e.g., losses from securities for which there is acquisition indebtedness).

                  To the extent that the Company generates UBTI, the applicable Federal tax rate for such a Member generally would be either the corporate or trust tax rate depending upon the nature of the particular exempt organization. An exempt organization may be required to support, to the satisfaction of the Service, the method used to calculate its UBTI. The Company


------------------------
(4) Moreover, income realized from option writing and futures contract transactions generally would not constitute UBTI.

(5) The calculation of a particular exempt organization's UBTI would also be affected if it incurs indebtedness to finance its investment in the Company. An exempt organization is required to make estimated tax payments with respect to UBTI.

will be required to report to a Member which is an exempt organization information as to the portion of its income and gains from the Company for each year which will be treated as UBTI. The calculation of such amount with respect to transactions entered into by the Company is highly complex, and there is no assurance that the Company's calculation of UBTI will be accepted by the Service.

                  In general, if UBTI is allocated to an exempt organization such as a qualified retirement plan or a private foundation, the portion of the Company's income and gains which is not treated as UBTI will continue to be exempt from tax, as will the organization's income and gains from other investments which are not treated as UBTI. Therefore, the possibility of realizing UBTI from its investment in the Company generally should not affect the tax-exempt status of such an exempt organization.(6) However, a charitable remainder trust will not be exempt from Federal income tax under Section 664(c) of the Code for any year in which it has UBTI. A title-holding company will not be exempt from tax if it has certain types of UBTI. Moreover, the charitable contribution deduction for a trust under Section 642(c) of the Code may be limited for any year in which the trust has UBTI. A prospective investor should consult its tax adviser with respect to the tax consequences of receiving UBTI from the Company. (See "ERISA Considerations.")

CERTAIN ISSUES PERTAINING TO SPECIFIC EXEMPT ORGANIZATIONS

                  Private Foundations. Private foundations and their managers are subject to excise taxes if they invest "any amount in such a manner as to jeopardize the carrying out of any of the foundation's exempt purposes." This rule requires a foundation manager, in making an investment, to exercise "ordinary business care and prudence" under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes. The factors which a foundation manager may take into account in assessing an investment include the expected rate of return (both income and capital appreciation), the risks of rising and falling price levels, and the need for diversification within the foundation's portfolio.

                  In order to avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its "distributable amount," which includes, among other things, the private foundation's "minimum investment return," defined as 5% of the excess of the fair market value of its nonfunctionally related assets (assets not used or held for use in carrying out the foundation's exempt purposes), over certain indebtedness incurred by the foundation in connection with such assets. It appears that a foundation's investment in the Company would most probably be classified as a nonfunctionally related asset. A determination that an interest in the Company is a nonfunctionally related asset could conceivably cause cash flow problems for a


------------------------
(6) Certain exempt organizations which realize UBTI in a taxable year will not constitute "qualified organizations" for purposes of Section 514(c)(9)(B)(vi)(I) of the Code, pursuant to which, in limited circumstances, income from certain real estate partnerships in which such organizations invest might be treated as exempt from UBTI. A prospective tax-exempt Member should consult its tax adviser in this regard.

prospective Member which is a private foundation. Such an organization could be required to make distributions in an amount determined by reference to unrealized appreciation in the value of its interest in the Company. Of course, this factor would create less of a problem to the extent that the value of the investment in the Company is not significant in relation to the value of other assets held by a foundation.

                  In some instances, an investment in the Company by a private foundation may be prohibited by the "excess business holdings" provisions of the Code. For example, if a private foundation (either directly or together with a "disqualified person") acquires more than 20% of the capital interest or profits interest of the Company, the private foundation may be considered to have "excess business holdings." If this occurs, such foundation may be required to divest itself of its interest in the Company in order to avoid the imposition of an excise tax. However, the excise tax will not apply if at least 95% of the gross income from the Company is "passive" within the applicable provisions of the Code and Regulations. Although there can be no assurance, the Board of Managers believes that the Company will meet this 95% gross income test.

                  A substantial percentage of investments of certain "private operating foundations" may be restricted to assets directly devoted to their tax-exempt purposes. Otherwise, generally, rules similar to those discussed above govern their operations.

                  Qualified Retirement Plans. Employee benefit plans subject to the provisions of ERISA, Individual Retirement Accounts and Keogh Plans should consult their counsel as to the implications of such an investment under ERISA. (See "ERISA Considerations.")

                  Endowment Funds. Investment managers of endowment funds should consider whether the acquisition of an Interest is legally permissible. This is not a matter of Federal law, but is determined under state statutes. It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted, in various forms, by a large number of states, participation in investment partnerships or similar organizations in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund is allowed.

STATE AND LOCAL TAXATION

                  In addition to the Federal income tax consequences described above, prospective investors should consider potential state and local tax consequences of an investment in the Company. State and local tax laws differ in the treatment of limited liability companies such as the Company. A few jurisdictions may impose entity level taxes on a limited liability company if it is found to have sufficient contact with that jurisdiction. Such taxes are frequently based on the income and capital of the entity that is allocated to the jurisdiction. Although there can be no assurance, except as noted below, the Company intends to conduct its activities so that it will not be subject to entity level taxation by any state or local jurisdiction.

                  State and local laws often differ from Federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. A Member's distributive share of the taxable income or loss of the Company generally will be required to be included in determining its reportable income for state and local tax purposes in the jurisdiction in which it is a resident.

                  The Company, which is treated as a partnership for New York State and New York City income tax purposes, should not be subject to the New York City unincorporated business tax, which is not imposed on a partnership which purchases and sells securities for its "own account." By reason of a similar "own account" exemption, it is also expected that a nonresident individual Member should not be subject to New York State personal income tax with respect to his share of income or gain realized directly by the Company. A nonresident individual Member will not be subject to New York City earnings tax on nonresidents with respect to his investment in the Company.

                  Individual Members who are residents of New York State and New York City should be aware that the New York State and New York City personal income tax laws limit the deductibility of itemized deductions for individual taxpayers at certain income levels. These limitations may apply to a Member's share of some or all of the Company's expenses. Prospective Members are urged to consult their tax advisers with respect to the impact of these provisions and the Federal limitations on the deductibility of certain itemized deductions and investment expenses on their New York State and New York City tax liability.

                  For purposes of the New York State corporate franchise tax and the New York City general corporation tax, a corporation generally is treated as doing business in New York State and New York City, respectively, and is subject to such corporate taxes as a result of the ownership of a partnership interest in a partnership which does business in New York State and New York City, respectively.(7) Each of the New York State and New York City corporate taxes are imposed, in part, on the corporation's taxable income or capital allocable to the relevant jurisdiction by application of the appropriate allocation percentages. Moreover, a non-New York corporation which does business in New York State may be subject to a New York State license fee. A corporation which is subject to New York State corporate franchise tax solely as a result of being a non-managing member in a New York partnership may, under certain circumstances, elect to compute its New York State corporate franchise tax by taking into account only its distributive share of such partnership's income and loss. There is currently no similar provision in effect for purposes of the New York City general corporation tax.

                  Regulations under both the New York State corporate franchise tax and the New York City general corporation tax, however, provide an exception to this general rule in the case of a "portfolio investment partnership", which is defined, generally, as a partnership which meets the gross income requirements of Section 851(b)(2) of the Code. New York State (but not New


------------------------
(7) New York State (but not New York City) generally exempts from corporate franchise tax a non-New York corporation which (i) does not actually or constructively own a 1% or greater limited partnership interest in a partnership doing business in New York and (ii) has a tax basis in such limited partnership interest not greater than $1 million.

York City) has adopted regulations that also include income and gains from commodity transactions described in Section 864(b)(2)(B)(iii) as qualifying gross income for this purpose. The Company's qualification as such a portfolio investment partnership must be determined on an annual basis and, with respect to a taxable year, the Company may not qualify as a portfolio investment partnership.

                  A trust or other unincorporated organization which by reason of its purposes or activities is exempt from Federal income tax is also exempt from New York State and New York City personal income tax. A non-stock corporation which is exempt from Federal income tax is generally presumed to be exempt from New York State corporate franchise tax and New York City general corporation tax. New York State imposes a tax with respect to such exempt entities on UBTI (including unrelated debt-financed income) at a rate which is currently equal to the New York State corporate franchise tax rate (plus the corporate surtax). There is no New York City tax on the UBTI of an otherwise exempt entity.

                  Each prospective corporate Member should consult its tax adviser with regard to the New York State and New York City tax consequences of an investment in the Company.

                              ERISA CONSIDERATIONS

                  Persons who are fiduciaries with respect to an employee benefit plan, IRA, Keogh plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or the Code (an "ERISA Plan") should consider, among other things, the matters described below before determining whether to invest in the Company.

                  ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, an examination of the risk and return factors, the portfolio's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see "TAX ASPECTS - Unrelated Business Taxable Income" and "- Certain Issues Pertaining to Specific Exempt Organizations"), and the projected return of the total portfolio relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in the Company, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Company may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach.

                  Because the Company will register as an investment company under the 1940 Act, the underlying assets of the Company should not be considered to be "plan assets" of the ERISA Plans investing in the Company for purposes of ERISA's fiduciary responsibility and prohibited transaction rules. Thus, neither the Adviser nor any of the Managers will be fiduciaries within the meaning of ERISA.

                  The Board of Managers will require an ERISA Plan proposing to invest in the Company to represent that it, and any fiduciaries responsible for the Plan's investments, are aware of and understand the Company's investment objective, policies and strategies, that the decision to invest plan assets in the Company was made with appropriate consideration of relevant investment factors with regard to the ERISA Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA.

                  Certain prospective Plan investors may currently maintain relationships with the Adviser or the Managers, or with other entities which are affiliated with the Adviser or the Managers. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any ERISA Plan to which it provides investment management, investment advisory or other services. ERISA prohibits ERISA Plan assets to be used for the benefit of a party in interest and also prohibits an ERISA Plan fiduciary from using its position to cause the ERISA Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA Plan investors should consult with counsel to determine if participation in the Company is a transaction which is prohibited by ERISA or the Code. Fiduciaries of ERISA or Benefit Plan investors will be required to represent that the decision to invest in the Company was made by them as fiduciaries that are independent of such affiliated persons, that are duly authorized to make such investment decision and that have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Company.

                  The provisions of ERISA are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained in this Confidential Memorandum, is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult with their legal advisors regarding the consequences under ERISA of the acquisition and ownership of interests.

                      ADDITIONAL INFORMATION AND SUMMARY OF
                       LIMITED LIABILITY COMPANY AGREEMENT

                  The following is a summary description of additional items and of select provisions of the Company Agreement which are not described elsewhere in this Confidential Memorandum. The description of such items and provisions is not definitive and reference should be made to the complete text of the Company Agreement, which is attached hereto as Appendix A.

MEMBER INTERESTS

                  Persons who purchase interests in the Company in the offering being made hereby will be Members. The Adviser and its affiliates may contribute capital to and maintain an investment in the Company in an amount not exceeding 4.9% of the total outstanding capital of the Company, and to that extent will be a Member of the Company. The Adviser, or its successor as investment adviser of the Company, will also be a Special Advisory Member of the Company. In that regard, the Company has established a Special Advisory Account solely for the purpose of receiving the Incentive Allocation. The interest of the Special Advisory Member has no right to participate in the income or gains of the Company, no voting rights and no right to a share of the assets of the Company upon its liquidation, except to the extent that the Special Advisory Member has received or is entitled to receive the Incentive Allocation credited to the Special Advisory Account and all or a portion of that allocation has not been withdrawn. The Adviser may not contribute to the Company as Special Advisory Member.

LIABILITY OF MEMBERS

                  Under Delaware law and the Company Agreement, each Member will be liable for the debts and obligations of the Company only to the extent of any contributions to the capital of the Company (plus any accretions in value thereto prior to withdrawal) and a Member, in the discretion of the Board of Managers, may be obligated to return to the Company amounts distributed to him in accordance with the Company Agreement in certain circumstances where after giving effect to the distribution, certain liabilities of the Company exceed the fair market value of the Company's assets.

DUTY OF CARE OF BOARD OF MANAGERS

                  The Company Agreement provides that a Manager shall not be liable to the Company or any of the Members for any loss or damage occasioned by any act or omission in the performance of the Manager's services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Manager's office. The Company Agreement also contains provisions for the indemnification, to the extent permitted by law, of a Manager by the Company (but not by the Members individually) against any liability and expense to which the Manager may be liable which arise in connection with the performance of the Manager's activities on behalf of the Company. Managers shall not be personally liable to any Member for the repayment of any positive balance in the Member's capital account or for contributions by the Member to the capital of the Company or by reason of any change in the Federal or state income tax laws applicable to the Company or its investors. The rights of indemnification and exculpation provided under the Company Agreement shall not be construed so as to provide for indemnification of a Manager for any liability (including liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the Company Agreement to the fullest extent permitted by law.

AMENDMENT OF THE COMPANY AGREEMENT

                  The Company Agreement may generally be amended, in whole or in part, with the approval of the Board of Managers (subject to the approval of a majority of the Managers who are not "interested persons," as defined by the 1940 Act, of the Company, if required by the 1940 Act) without the approval of other Members and if required by the 1940 Act, the approval of the Members by such vote as is required by the 1940 Act. In addition, certain amendments to the Company Agreement involving capital accounts and allocations thereto may not be made without the written consent of any Member adversely affected thereby or unless each Member has received written notice of the amendment and any Member objecting to the amendment has been allowed a reasonable opportunity (pursuant to any procedures as may be prescribed by the Board of Managers) to tender its entire interest for repurchase by the Company. However, the Board of Managers may at any time, without the consent of the other Members of the Company, amend the Company Agreement, among other things, to satisfy the requirements or to reflect any relaxation of such requirements in the future of the Bank Holding Company Act or other U.S. or Canadian banking laws or any regulations, guidelines or policies or interpretations of the banking regulatory agencies or the staff thereof.

POWER OF ATTORNEY

                  By subscribing for an interest in the Company, each Member will appoint each of the Managers his attorney-in-fact for purposes of filing required certificates and documents relating to the formation and maintenance of the Company as a Limited Liability Company under Delaware law or signing all instruments effecting authorized changes in the Company or the Company Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Company.

                  The power-of-attorney granted as part of each Member's subscription agreement is a special power-of-attorney and is coupled with an interest in favor of the Board of Managers and as such shall be irrevocable and will continue in full force and effect notwithstanding the subsequent death or incapacity of any Member granting the power-of-attorney, and shall survive the delivery of a transfer by a Member of the whole or any portion of the Member's interest, except that where the transferee thereof has been approved by the Board of Managers for admission to the Company as a substitute Member, or upon the withdrawal of a Member from the Company pursuant to a periodic tender or otherwise this power-of-attorney given by the transferor shall terminate.

TERM, DISSOLUTION AND LIQUIDATION

                  The Company shall be dissolved:

                  -        upon the affirmative vote to dissolve the Company by:
                           (1) the Board of Managers or (2) Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members;

                  - upon the expiration of any two year period which commences on the date on which any Member has submitted a written notice to the Company requesting to tender its entire interest for repurchase by the Company if that interest has not been repurchased by the Company;

                  - upon the failure of Members to elect successor Managers at a meeting called by the Adviser when no Manager remains to continue the business of the Company; or

                  -        as required by operation of law.

                  Upon the occurrence of any event of dissolution, the Board of Managers or CIBC Opco, acting as liquidator under appointment by the Board of Managers (or another liquidator, if the Board of Managers does not appoint CIBC Opco to act as liquidator or is unable to perform this function) are charged with winding up the affairs of the Company and liquidating its assets. Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described in the section titled "Capital Accounts and Allocations - Allocation of Net Profits and Net Loss."

                  Upon the liquidation of the Company, its assets are to be distributed (1) first to satisfy the debts, liabilities and obligations of the Company (other than debts to Members) including actual or anticipated liquidation expenses, (2) next to repay debts owing to the Members, and (3) finally to the Members proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in kind on a pro rata basis if the Board of Managers or liquidator determines that the distribution of assets in kind would be in the interests of the Members in facilitating an orderly liquidation.

REPORTS TO MEMBERS

                  The Company will furnish to Members as soon as practicable after the end of each taxable year such information as is necessary for them to complete Federal and state income tax or information returns, along with any other tax information required by law. The Company will send to Members an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which it is being made, or as otherwise required by the 1940 Act. Quarterly reports regarding the Company's operations during the period will also be sent to Members.

FISCAL YEAR

                  The Company's fiscal year is the 12-month period ending on December 31. The first fiscal year of the Company will commence on the date of the initial closing and will end on December 31, 1999.

ACCOUNTANTS AND LEGAL COUNSEL

                  The Board of Managers has selected Ernst & Young LLP as the independent public accountants of the Company. Ernst & Young LLP's principal business address is located at 787 Seventh Avenue, 15th Floor, New York, New York.

                  Schulte Roth & Zabel LLP, New York, New York, acts as legal counsel to the Company and to the Adviser in connection with this Confidential Memorandum and as legal counsel to the Adviser, CIBC Opco and its affiliates with respect to certain other matters. Stroock & Stroock & Lavan LLP, New York, New York, acts as legal counsel to the Board of Managers.

CUSTODIAN

                  Chase Manhattan Bank, N.A. ("Chase") serves as the primary custodian of the Company's assets, and may maintain custody of the Company's assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies), approved by the Board of Managers of the Company in accordance with the requirements set forth in
Section 17(f) of the 1940 Act and the rules adopted thereunder. Assets of the Company are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of a custodian. Chase's principal business address is 270 Park Avenue, New York, New York 10017-2070.

INQUIRIES

                  Inquiries concerning the Company and interests in the Company (including information concerning subscription and withdrawal procedures) should be directed to:

                           CIBC Oppenheimer Advisers, L.L.C.
                           c/o CIBC Oppenheimer Corp.
                           CIBC Oppenheimer Tower
                           One World Financial Center
                           31st Floor
                           200 Liberty Street
                           New York, New York  10281
                           Telephone: 212-667-4225
                           Telecopier: 212-667-5689

                           For additional information contact:
                           Howard M. Singer
                           Managing Director
                           CIBC Oppenheimer Corp.

                                   * * * * *

                  All potential investors in the Company are encouraged to consult appropriate legal and tax counsel.

                                   APPENDIX A

                       LIMITED LIABILITY COMPANY AGREEMENT

 [To Come}

                                  APPENDIX B-1

                             PERFORMANCE INFORMATION
                         FOR U.S. FUND AND OFFSHORE FUND

                  The Adviser and CIBC Opco employ investment programs for CIBC Oppenheimer Technology Partners, L.L.C. (the "U.S. Fund"), a private investment company organized as a limited liability company under Delaware law, and CIBC Oppenheimer Technology International, Ltd. (the "Offshore Fund"), a company incorporated and governed by the laws of the Cayman Islands, respectively, that are substantially similar to the investment program that will be employed by the Adviser for the Company.

                  Because of the similarity of the investment programs, as a general matter, the Adviser (subject to policies established by the Board of Managers) will consider participation by the Company in all appropriate investment opportunities that are under consideration by the Adviser for investment by the U.S. Fund and by CIBC Opco for the Offshore Fund. The Adviser will evaluate for the Company and the U.S. Fund, and it is anticipated that CIBC Opco will evaluate for the Offshore Fund, a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Company, the U.S. Fund or the Offshore Fund at a particular time. Because these considerations may differ for the Company, the U.S. Fund and the Offshore Fund in the context of any particular investment opportunity, the investment activities (and resulting performance) of the Company, the U.S. Fund and the Offshore Fund may differ from time to time.

                  Prospective investors should recognize that there are certain differences between the investment policies of the Company and those of the U.S. Fund and the Offshore Fund. The investment results of the U.S. Fund and the Offshore Fund are not intended to predict or suggest the returns that may be experienced by the Company. Future performance of the Company and of the U.S. Fund and the Offshore Fund may differ.

                  THE FOLLOWING TABLES SET FORTH THE PERFORMANCE RECORD OF THE U.S. FUND AND THE OFFSHORE FUND FOR THE PERIODS INDICATED. THEY SHOULD BE READ IN CONJUNCTION WITH THE NOTES THERETO. THIS PERFORMANCE AND STATISTICAL INFORMATION INCLUDED HEREIN HAVE BEEN OBTAINED FROM SOURCES BELIEVED TO BE RELIABLE BUT ARE NOT WARRANTED AS TO ACCURACY OR COMPLETENESS.

               PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

                                     B-1-1

                      INVESTMENT PERFORMANCE FOR U.S. FUND
                    (INCEPTION THROUGH DECEMBER 31, 1998) (1)


                                                                                                                       S&P 500
                               CIBC OPPENHEIMER                 MORGAN STANLEY            NASDAQ COMPOSITE              INDEX
                          TECHNOLOGY PARTNERS, L.L.C.           HIGH TECH INDEX             INDEX RATE OF               RATE OF
     PERIOD                     RATE OF RETURN(2)(3)          RATE OF RETURN (4)               RETURN (5)             RETURN (6)
     ------               ---------------------------         ------------------               ----------             ----------
        1Q
   1998 (JAN 5-MAR 31)               12.53%                        18.05%                      15.15%                   13.07%
        2Q                            6.13%                         9.83%                       3.22%                    3.30%
        3Q                           -7.92%                        -3.69%                     -10.60%                   -9.95%
        4Q                           27.87%                        52.41%                      29.45%                   21.29%
             1998                            40.62%                        90.31%                    37.55%                   27.57%

 CUMULATIVE RETURN (7)
   JANUARY 5, 1998 - DECEMBER 31, 1998       40.62%                        90.31%                    37.55%                   27.57%


                                                                MORGAN STANLEY HIGH            NASDAQ
                                                 COMPOUNDED          TECH INDEX           COMPOSITE INDEX           S&P 500 INDEX
                                                 ----------          ----------           ---------------           -------------
 CUMULATIVE RETURN OF U.S. FUND
 AND TRADING LINE
 JULY 1, 1996 - DECEMBER 31, 1998 (8)             129.87%             167.68%                  83.60%                  90.95%


THIS TABLE MUST BE READ IN CONJUNCTION WITH THE ACCOMPANYING FOOTNOTES WHICH ARE AN INTEGRAL PART HEREOF.

                                     B-1-2

                  The table on the prior page reflects the U.S. Fund's investment performance as well as the results of the Morgan Stanley High Tech Index, the Nasdaq Composite Index and the Standard Poor's Composite Index of 500 Stocks (the "S&P 500 Index"). The table was compiled in accordance with the following facts and assumptions.

                  1. The U.S. Fund commenced operations on January 5, 1998 with approximately $27.8 million in capital. The U.S. Fund has a December 31 fiscal year end. The information is based on the U.S. Fund's unaudited financial statements through December 31, 1998. Since January 5, 1998, the U.S. Fund's portfolio has been managed by Takis Sparaggis. PAST PERFORMANCE IS NOT A GUARANTY OF FUTURE PERFORMANCE.

                  2. At all times under consideration, the U.S. Fund's capital was between $27.8 million and $70.2 million adjusted for additions and withdrawals of capital. As of January 1, 1999, the U.S. Fund's capital was approximately $70.2 million. The U.S. Fund accepts new investors on a monthly basis. A limited partner generally may withdraw 50% of its capital account and additional contributions at the end of the first three full fiscal quarters and may withdraw any amount at the end of any fiscal year.

                  3. The U.S. Fund's Rate of Return is equal to its net income
(loss) for the indicated period divided by the U.S. Fund's beginning capital for the period, adjusted to reflect an incentive allocation to CIBC Oppenheimer Advisers, L.L.C. (the "Adviser") for an investor admitted to the Company at inception who has not added or withdrawn capital, as well as payment of expenses, including a 1.00% administration fee. The Adviser is entitled to an annual incentive allocation equal to 20% of the net capital appreciation tentatively allocated to an investor each fiscal year. No Incentive Allocation is made to the extent an investor has a balance in its loss recovery account. While the incentive allocation generally is reallocated to the Adviser at the end of a fiscal year, it has been included as a periodic allocation for purposes of this computation. Although the Company will have a 1.00% administration fee and investors' capital accounts will be subject to a 20% incentive allocation, other expenses of the U.S. Fund and the Company will differ.

                  4. The Morgan Stanley High Tech Index is an equal US dollar-weighted index of 35 stocks from nine technology subsectors. The U.S. Fund does not restrict its selection of securities to those comprising the Morgan Stanley High Tech Index. Performance of the Morgan Stanley High Tech Index is provided for comparison purposes only.

                  5. The Nasdaq Composite Index is a broad-based, capitalization-weighted index of all Nasdaq national market and small-cap stocks. The U.S. Fund did not restrict its selection of securities to those comprising the Nasdaq Composite index. Performance of the Nasdaq Composite Index is provided for comparison purposes only.

                  6. The S&P 500 Index is a well known, broad-based stock market index which contains only seasoned equity securities. The U.S. Fund does not restrict its selection of securities to those comprising the S&P 500 Index. Performance of the S&P 500 Index is provided for comparison purposes only.

                  7. The Cumulative Return is calculated by using a compounded, time-weighted return.

                  8. The information shown reflects the results of performance of a proprietary trading line (the "Trading Line"), established by Oppenheimer & Co., Inc. from July 1, 1996 through January 2, 1998

                                      B-1-3
combined with the performance of the U.S. Fund from January 5, 1998 through December 31, 1998. The performance results of the Trading Line, which was managed by Takis Sparaggis during all times shown, is set forth in Appendix
B-2. The compounded cumulative return of the U.S. Fund and the Trading Line is calculated by using a compounded, time-weighted return. This performance information is provided solely to illustrate the historical performance of the Trading Line and the U.S. Fund, investment portfolios managed by Takis Sparaggis that invested in securities of companies engaged in the technology sector. The information shown must be read in conjunction with the footnotes accompanying Appendix B-2, showing the performance information related to the Trading Line. Those footnotes are incorporated herein by reference.

                                     B-1-4

                    INVESTMENT PERFORMANCE FOR OFFSHORE FUND
                    (INCEPTION THROUGH DECEMBER 31, 1998) (1)



                                                                                                                        S&P 500
                                      CIBC OPPENHEIMER                 MORGAN STANLEY          NASDAQ COMPOSITE         INDEX
                               TECHNOLOGY INTERNATIONAL, LTD.          HIGH TECH INDEX            INDEX RATE           RATE OF
          PERIOD                   RATE OF RETURN (2)(3)             RATE OF RETURN (4)         OF RETURN (5)         RETURN (6)
          ------                   ---------------------             ------------------         -------------        ----------
1997  DEC 23 - DEC 31                  -0.51%                         5.16%                     4.00%                   3.33%

                    1997                     -0.51%                         5.16%                       4.00%                 3.33%
1998             1Q                    12.72%                        21.22%                      16.90%                13.95%
                 2Q                     6.38%                         9.83%                       3.22%                 3.30%
                 3Q                    -7.55%                        -3.69%                     -10.60%                -9.95%
                 4Q                    33.46%                        52.41%                      29.45%                21.29%

                    1998                     47.95%                        95.42%                      39.64%                28.57%

CUMULATIVE RETURN (7)
DECEMBER 23, 1997 - DECEMBER 31, 1998        47.20%                       105.51%                      45.23%                32.85%


                                                                 MORGAN STANLEY HIGH             NASDAQ
                                                  COMPOUNDED          TECH INDEX            COMPOSITE INDEX           S&P 500 INDEX
                                                  ----------          ----------            ---------------           -------------
                          CUMULATIVE RETURN OF
                OFFSHORE FUND AND TRADING LINE
          JULY 1, 1996 - DECEMBER 31, 1998 (8)       137.72%              167.68%                   83.60%                   90.95%




THIS TABLE MUST BE READ IN CONJUNCTION WITH THE ACCOMPANYING FOOTNOTES WHICH ARE AN INTEGRAL PART HEREOF.

                                     B-1-5

                  The performance table on the prior page reflects the percentage change in the Net Asset Value ("NAV") of the Offshore Fund's Shares as well as the results of the Morgan Stanley High Tech Index, the Nasdaq Composite Index and the S&P 500 Index. The table was compiled in accordance with the following facts and assumptions.

                  1. The Offshore Fund commenced operations on December 23, 1997 with $7.18 million in capital. The Offshore Fund has a December 31 fiscal year end. The information is based on the Offshore Fund's unaudited financial statements through December 31, 1998. Since December 23, 1997, the Offshore Fund's portfolio has been managed by Takis Sparaggis. PAST PERFORMANCE IS NOT A GUARANTY OF FUTURE PERFORMANCE.

                  2. At all times under consideration, the Offshore Fund's capital was between $ 7.14 and $18.5 million adjusted for additional subscriptions and redemptions of shares. As of January 1, 1999, the Offshore Fund's capital was approximately $18.5 million. The Offshore Fund accepts new investors on a monthly basis and permits investors to redeem shares monthly.

                  3. The Offshore Fund rate of return reflects the percentage increase or decrease in the Fund's NAV per share for the periods indicated. Per share NAV reflects the monthly accrual of a 20% incentive fee, as well as payment of all other expenses, including a 1.00% management fee. The incentive fee is paid with respect to the appreciation in the NAV of the Offshore Fund in excess of the prior high NAV used to determine the last incentive fee paid to the Offshore Fund's investment adviser.

                  4. The Morgan Stanley High Tech Index is an equal US dollar-weighted index of 35 stocks from nine technology sectors. The Company does not restrict its selection of securities to those comprising the Morgan Stanley High Tech Index. Performance of the Morgan Stanley High Tech Index is provided for comparison purposes only.

                  5. The Nasdaq Composite Index is a broad-based, capitalization-weighted index of all Nasdaq national market and small cap stocks. The Offshore Fund did not restrict its selection of securities to those comprising the Nasdaq Composite Index. Performance of the Nasdaq Composite Index is provided for comparison purposes only.

                  6. The S&P 500 Index is a well known, broad-based stock market index which contains only seasoned equity securities. The Offshore Fund does not restrict its selection of securities to those comprising the S&P 500 Index. Performance of the S&P 500 Index is provided for comparison purposes only.

                  7. The Cumulative Return is calculated by using a compounded, time-weighted return.

                  8. The information shown reflects the results of performance of the Trading Line from July 1, 1996 through December 31, 1997 combined with the performance of the Offshore Fund from January 1, 1998 through December 31, 1998. The performance results of the Trading Line is set forth in Appendix B-2. The compounded cumulative return of the Offshore Fund and the Trading Line is calculated by using a compounded, time-weighted return. This performance information is provided solely to illustrate the historical performance of the Trading Line and the Offshore Fund, investment portfolios managed by Takis Sparaggis that invested in securities of companies engaged in the technology sector. The information shown must be read in

                                     B-1-6
conjunction with the footnotes accompanying Appendix B-2, showing the performance information related to the Trading Line. Those footnotes are incorporated herein by reference.

                                     B-1-7

                                  APPENDIX B-2

                    PAST PERFORMANCE OF THE PORTFOLIO MANAGER
                      RELATED TO PROPRIETY TRADING LINE (1)

                  The following performance information presents the performance of the Portfolio Manager in his capacity as portfolio manager of a $1,000,000 proprietary trading line at Oppenheimer & Co., Inc. during the period July 1, 1996 through January 2, 1998. The performance has been presented on a pro forma basis giving effect to an incentive allocation, administration fee and certain other expenses to be borne by the Company. The trading line managed by the Portfolio Manager had investment objectives substantially similar to those of the Company; however, since the trading line did not incur certain of the fees and expenses that will be incurred by the Company, does not reinvest realized gains, has its capital level reset at a predetermined level, and may make investment decisions to maintain the predetermined capital level, its results may vary from those that would have been achieved by the Company during the same period. The performance and statistical information have been obtained from sources believed to be reliable but is not warranted as to accuracy or completeness. PAST PERFORMANCE IS NOT A GUARANTY OF FUTURE RESULTS.

JULY 1, 1996 - JANUARY 2, 1998

                                                                                                MORGAN        NASDAQ
                                                                                                STANLEY      COMPOSITE      S&P
                     GROSS         AVERAGE        AVERAGE         MONTHLY                     TECH INDEX       INDEX     500 INDEX
                    TRADING      LONG MARKET    SHORT MARKET    NET INCOME     MONTHLY NET      MONTHLY       RATE OF     RATE OF
                 INCOME (LOSS)    VALUE (2)      VALUE (2)      (LOSS) (3)      RETURN (4)    RETURN (5)    RETURN (6)   RETURN (7)
                 -------------    ---------      ---------      ----------      ----------    ----------    ----------   ----------
July             ($  19,037)     $   951,366       $185,945     ($  19,688)        -1.97%         -5.71%       -8.81%      -4.42%
August               45,040        1,003,827        148,244         39,296          3.93%          3.67%        5.64%       2.11%
September            48,860        1,067,591        378,412         36,746          3.67%         10.95%        7.48%       5.63%
October                (475)       1,083,455        292,778         (4,141)        -0.41%         -0.87%       -0.44%       2.76%
November             66,245        1,112,761        314,229         50,939          5.09%         14.72%        5.82%       7.56%
December            (20,773)       1,074,035        259,947        (24,366)        -2.44%         -4.45%       -0.12%      -1.98%
January             119,512        1,070,368        308,140         96,656          9.67%          6.68%        6.88%       6.25%
February               (405)       1,016,775        357,636         (4,951)        -0.50%         -8.63%       -5.13%       0.78%
March               (17,756)         924,852        297,204        (18,928)        -1.89%         -5.02%       -6.67%      -4.11%
April               101,883          909,895        336,125         84,150          8.41%          5.76%        3.20%       5.97%
May                 131,900          987,487        375,556        104,560         10.46%         14.52%       11.07%       6.09%
June                 (4,505)       1,062,286        358,243         (5,926)        -0.59%         -0.75%        2.98%       4.48%
July                177,802        1,318,398        337,171        141,200         14.12%         18.60%       10.52%       7.96%
August               43,721        1,059,017        328,062         32,493          3.25%         -1.05%       -0.41%      -5.60%
September            91,871        1,271,765        363,652         72,219          7.22%          4.03%        6.20%       5.48%
October             (31,710)         898,708        268,822        (34,263)        -3.43%        -12.40%       -5.46%      -3.34%
November            (26,009)       1,118,982        206,492        (28,908)        -2.89%         -0.63%        0.44%       4.63%
December            (11,246)         960,599        204,578        (13,267)        -1.33%         -1.21%       -1.89%       1.72%
January 1998*        18,073        1,099,347        199,378         17,412          1.74%          2.15%        0.71%       0.48%
                     ------        ---------        -------         ------          ----           ----         ----        ----
TOTAL              $712,991                                       $521,231
                   ========                                       ========



RATES OF RETURN
JULY 1, 1996 - JANUARY 2, 1998

                                                         MORGAN STANLEY TECHNOLOGY
                                   TRADING LINE                   INDEX (5)             NASDAQ COMPOSITE INDEX      S&P 500 INDEX
                                   ------------                   ---------             ----------------------      -------------
Non-Compounded (8)                    52.11%                       40.36%                      32.01%                    42.45%
Compounded (8)                        63.47%                       40.65%                      33.47%                    49.68%

THIS TABLE MUST BE READ IN CONJUNCTION WITH THE ACCOMPANYING FOOTNOTES WHICH ARE AN INTEGRAL PART HEREOF.


------------------------
 * Through January 2, 1998

                                     B-2-1

                  The table on the prior page reflects the performance of a proprietary trading line (the "Trading Line") established by Oppenheimer & Co., Inc. and managed by Takis Sparaggis, as well as the results of the Morgan Stanley High Tech Index and the Standard & Poor's Composite Index of 500 Stocks (the "S&P 500 Index"). The table was compiled in accordance with the following facts and assumptions.

                  1. Mr. Sparaggis commenced management of a proprietary trading line (the "Trading Line") in March 1996. The Trading Line was initially established with a long equity cost limit of $1,000,000 and was invested from March 25, 1996 through June 30, 1996 on a predominantly long basis. The performance of the Trading Line between March 25, 1996 and June 30, 1996 was
 .39% on a non-compounded basis and .14% on a compounded basis as compared with the Morgan Stanley High Tech Index which had returns of 1.77% on a non-compounded basis and 1.08% on a compounded basis. (See Footnote 7 below.)

                  Beginning in July 1996, Mr. Sparaggis managed the Trading Line maintaining both long and short market positions, which the Adviser believes most accurately reflects the strategy anticipated to be pursued by the Adviser in managing the investment portfolio of the Company. For purposes of the foregoing table, the invested capital equals $1,000,000, which was the long equity cost limit imposed on the Trading Line. Intermittently, but not less frequently than monthly, capital in excess of the $1,000,000 Trading Line was taken out of the Trading Line's account and if the Trading Line depreciated below $1,000,000, capital would be added to restore the $1,000,000 cost limit. The performance of the Trading Line reflects the results of an account which had regular withdrawals to maintain a predetermined capital level. To fund such withdrawals, certain investment decisions were made to generate cash, which in turn was removed from the Trading Line's account. The results of the Trading Line might not reflect the results that would have been achieved by the Company during the same periods because the Company provides only limited withdrawal rights to investors, will reinvest gains and distributions received and, generally will not make investment decisions to generate cash for distribution and will not necessarily have cash inflow to return capital to a pre-determined level. The information in the foregoing tables is based on unaudited financial information.

                  2. Average long market value is the actual average of the daily market value of the securities held long in the Trading Line. Average short market value is the actual average of the daily market value of the securities held short in the Trading Line.

                  3. Net income generally consists of dividends and interest accrued, realized and unrealized gains and losses in the account for the applicable periods, less pro forma fees and expenses anticipated to be incurred by the Company, including a 20% incentive allocation which would have been borne had such return been earned by the Company and a 1.00% administration fee. Additionally, pro forma adjustments have been made for (i) margin interest or interest credit if the average long market value was greater than or less than the Trading Line's $1,000,000 long equity limit, as the case may be, (ii) credits on short positions (at the rate of 50% of the federal funds rate plus 1/2%) and (iii) commissions on all transactions in exchange listed securities (at the rate of 6 cents per share). Although these pro forma adjustments are believed to approximately reflect market practices, there is no guarantee that the Company will be able to operate on terms as favorable as the foregoing assumptions.

                  4. Monthly Net Return is calculated by taking the "monthly net income" as defined in footnote 3 above and dividing it by $1,000,000 (the long equity limit).

                                     B-2-2

                  5. The Morgan Stanley High Tech Index is an equal dollar-weighted index of 35 stocks from nine technology subsectors. The Trading Line did not restrict its selection of securities to those comprising the Morgan Stanley High Tech Index. Performance of the Morgan Stanley High Tech Index is provided for comparison purposes only.

                  6. The Nasdaq Composite Index is a broad-based, capitalization-weighted index of all Nasdaq national market and small cap stocks. The Trading Line did not restrict its selection of securities to those comprising the Nasdaq Composite Index. Performance of the Nasdaq Composite Index is provided for comparison purposes only.

                  7. The S&P 500 Index is a well known, broad-based stock market index which contains only seasoned equity securities. The Trading Line did not restrict its selection of securities to those comprising the S&P 500 Index. Performance of the S&P 500 Index is provided for comparison purposes only.

                  8. The non-compounded rates of return are calculated by adding the monthly rates of return. The compounded rates of return are calculated by using a compounded, time-weighted return.

                                     B-2-3

                           PART C - OTHER INFORMATION

         ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

                  (1) Financial Statements:

                      As Registrant has no assets, financial statements are omitted.

                  (2) Exhibits:

                      (a) (1) Certificate of Formation of Limited Liability
                              Company.
                          (2) Form of Limited Liability Company Agreement.
                      (b) Not Applicable.
                      (c) Not Applicable.
                      (d) See Item 24(2)(a)(2).
                      (e) Not Applicable.
                      (f) Not Applicable.
                      (g) Form of Investment Advisory Agreement.
                      (h) Form of Placement Agency Agreement.
                      (i) Not Applicable.
                      (j) Form of Custody Agreement.
                      (k) (1) Form of Administrative Services Agreement.
                          (2) Form of Administration, Accounting and Investor
                              Services Agreement.
                      (l) Not Applicable.
                      (m) Not Applicable.
                      (n) Not Applicable.
                      (o) Not Applicable.
                      (p) Not Applicable.
                      (q) Not Applicable.
                      (r) Not Applicable.



         ITEM 25. MARKETING ARRANGEMENTS

                  Not Applicable.

         ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

                  Blue Sky Fees and Expenses (including fees
                    of counsel)....................................    10,000
                  Transfer Agent fees..............................       N/A
                  Accounting fees and expenses.....................    10,000
                  Legal fees and expenses..........................   150,000
                  Printing and engraving...........................    25,000
                  Offering Expenses................................    50,000
                  Miscellaneous....................................     5,000
                                                                     ----------
                                                                     $250,000
                                                                     ==========

         ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

         After completion of the private offering of interests, Registrant expects that no person will be directly or indirectly under common control with Registrant.


         ITEM 28. NUMBER OF HOLDERS OF SECURITIES


         Title of Class                         Number of Record Holders
         --------------                         ------------------------

         Limited Liability Company Interests    1 (Registrant anticipates that
                                                as a result of the initial
                                                private offering of interests
                                                there will be more than 100
                                                record holders of such
                                                interests.)

         ITEM 29. INDEMNIFICATION

         Reference is made to Section 3.7 of Registrant's Form of Limited Liability Company Agreement (the "Company Agreement") filed as Exhibit 2(a)(2) hereto. Registrant hereby undertakes that it will apply the indemnification provision of the Company Agreement in a manner consistent with Release 40-11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation therein of Sections 17(h) and 17(i) of such Act remains in effect.

         Registrant, in conjunction with the CIBC Oppenheimer Advisers, L.L.C. (the "Adviser") and Registrant's Managers, maintains insurance on behalf of any person who is or was a Independent Manager, officer, employee, or agent of Registrant, against certain liability asserted against him or her and incurred by him or her or arising out of his or her position. However, in no event will Registrant pay that portion of the premium, if any, for insurance to indemnify any such person or any act for which Registrant itself is not permitted to indemnify.

         ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         A description of any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each director, executive officer, managing member or partner of the Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, managing member, partner or trustee, is set forth in Registrant's Confidential Memorandum in the section entitled "THE ADVISER AND CIBC OPCO." Information as to the directors and officers of the Adviser is included in its Form ADV as filed with the Commission (File No. 801-55640), and is incorporated herein by reference.

         ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

         The Administrator maintains certain required accounting related and financial books and records of Registrant at PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809. The other required books and records are maintained by the Adviser, CIBC Oppenheimer Tower, One World Financial Center, 200 Liberty Street, New York, New York 10281.

         ITEM 32. MANAGEMENT SERVICES

         Not applicable.

         ITEM 33. UNDERTAKINGS

         Not Applicable.

                                    FORM N-2

                              XANTHUS FUND, L.L.C.

                                   SIGNATURES

         Pursuant to the requirements of the Investment Company Act of 1940, Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Briarcliff Manor, and State of New York, on the 8th day of January, 1999.

                                    XANTHUS FUND, L.L.C.


                                    By: /s/ Paul Belica
                                        --------------------------------------
                                        Name:  Paul Belica
                                        Title: Manager

                                    FORM N-2

                              XANTHUS FUND, L.L.C.

                                  EXHIBIT INDEX



EXHIBIT NUMBER                      DOCUMENT DESCRIPTION
--------------                      --------------------

     (a)          (1) Certificate of Formation of Limited Liability Company
                  (2) Form of Limited Liability Company Agreement
     (c)              Not Applicable
     (d)              See Exhibit (a)(2) above
     (e)              Not Applicable
     (f)              Not Applicable
     (g)              Form of Investment Advisory Agreement
     (h)              Form of Placement Agency Agreement
     (i)              Not Applicable
     (j)              Form of Custody Agreement.
     (k)          (1) Form of Administrative Services Agreement
                  (2) Form of Administration, Accounting and Investor Services
                      Agreement.
     (l)              Not Applicable
     (m)              Not Applicable
     (n)              Not Applicable
     (o)              Not Applicable
     (p)              Not Applicable
     (q)              Not Applicable